Exhibit 99.1

U.S. GAAP to Non-GAAP Reconciliations

In addition to reporting our U.S. GAAP operating results, we have historically reported non-GAAP financial information. Refer also to our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the periods presented for additional information on our GAAP to non-GAAP adjustments.

Schedule 1.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Six Months Ended June 30, 2022
Reported (GAAP)	$1,702	$3,402	$5,561	$4,373	$15,038	$5,770	$9,268
Acquisitions	—	(15)	(373)	(16)	(404)	(251)	(153)
Currency	29	142	538	8	717	277	440

Organic (Non-GAAP)	$1,731	$3,529	$5,726	$4,365	$15,351	$5,796	$9,555
Divestiture - Argentina business	(15)	—	—	—	(15)	(15)	—
Divestiture - KHC license	(6)	—	—	—	(6)	(6)	—
Currency Impact of divestiture	(2)	—	—	—	(2)	(2)	—

Organic (Non-GAAP) - As Recast	$1,708	$3,529	$5,726	$4,365	$15,328	$5,773	$9,555

For the Six Months Ended June 30, 2021
Reported (GAAP)	$1,338	$3,197	$5,321	$4,024	$13,880	$4,856	$9,024
Divestitures	—	(14)	—	—	(14)	—	(14)

Organic (Non-GAAP)	$1,338	$3,183	$5,321	$4,024	$13,866	$4,856	$9,010
Divestiture - Argentina business	(12)	—	—	—	(12)	(12)	—
Divestiture - KHC license	(5)	—	—	—	(5)	(5)	—

Organic (Non-GAAP) - As Recast	$1,321	$3,183	$5,321	$4,024	$13,849	$4,839	$9,010

% Change
Reported (GAAP)	27.2%	6.4%	4.5%	8.7%	8.3%	18.8%	2.7%
Organic (Non-GAAP)	29.4%	10.9%	7.6%	8.5%	10.7%	19.4%	6.0%
Organic (Non-GAAP) - As Recast	29.3%	10.9%	7.6%	8.5%	10.7%	19.3%	6.0%

Schedule 1.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended June 30, 2022
Reported (GAAP)	$876	$1,535	$2,626	$2,237	$7,274	$2,806	$4,468
Acquisitions	—	—	(189)	(9)	(198)	(135)	(63)
Currency	14	93	303	8	418	138	280

Organic (Non-GAAP)	$890	$1,628	$2,740	$2,236	$7,494	$2,809	$4,685
Divestiture - Argentina business	(9)	—	—	—	(9)	(9)	—
Divestiture - KHC license	(3)	—	—	—	(3)	(3)	—
Currency Impact of divestiture	(1)	—	—	—	(1)	(1)	—

Organic (Non-GAAP) - As Recast	$877	$1,628	$2,740	$2,236	$7,481	$2,796	$4,685

For the Three Months Ended June 30, 2021
Reported (GAAP)	$669	$1,452	$2,474	$2,047	$6,642	$2,293	$4,349
Divestitures	—	(14)	—	—	(14)	—	(14)

Organic (Non-GAAP)	$669	$1,438	$2,474	$2,047	$6,628	$2,293	$4,335
Divestiture - Argentina business	(7)	—	—	—	(7)	(7)	—
Divestiture - KHC license	(2)	—	—	—	(2)	(2)	—

Organic (Non-GAAP) - As Recast	$660	$1,438	$2,474	$2,047	$6,619	$2,284	$4,335

% Change
Reported (GAAP)	30.9%	5.7%	6.1%	9.3%	9.5%	22.4%	2.7%
Organic (Non-GAAP)	33.0%	13.2%	10.8%	9.2%	13.1%	22.5%	8.1%
Organic (Non-GAAP) - As Recast	32.9%	13.2%	10.8%	9.2%	13.0%	22.4%	8.1%

Schedule 1.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended March 31, 2022
Reported (GAAP)	$826	$1,867	$2,935	$2,136	$7,764	$2,964	$4,800
Acquisitions	—	(15)	(184)	(7)	(206)	(116)	(90)
Currency	15	49	235	—	299	139	160

Organic (Non-GAAP)	$841	$1,901	$2,986	$2,129	$7,857	$2,987	$4,870
Divestiture - Argentina business	(6)	—	—	—	(6)	(6)	—
Divestiture - KHC license	(3)	—	—	—	(3)	(3)	—
Currency Impact of divestiture	(1)	—	—	—	(1)	(1)	—

Organic (Non-GAAP) - As Recast	$831	$1,901	$2,986	$2,129	$7,847	$2,977	$4,870

For the Three Months Ended March 31, 2021
Reported (GAAP)	$669	$1,745	$2,847	$1,977	$7,238	$2,563	$4,675
Divestitures	—	—	—	—	—	—	—

Organic (Non-GAAP)	$669	$1,745	$2,847	$1,977	$7,238	$2,563	$4,675
Divestiture - Argentina business	(5)	—	—	—	(5)	(5)	—
Divestiture - KHC license	(3)	—	—	—	(3)	(3)	—

Organic (Non-GAAP) - As Recast	$661	$1,745	$2,847	$1,977	$7,230	$2,555	$4,675

% Change
Reported (GAAP)	23.5%	7.0%	3.1%	8.0%	7.3%	15.6%	2.7%
Organic (Non-GAAP)	25.7%	8.9%	4.9%	7.7%	8.6%	16.5%	4.2%
Organic (Non-GAAP) - As Recast	25.7%	8.9%	4.9%	7.7%	8.5%	16.5%	4.2%

Schedule 1.d

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Twelve Months Ended December 31, 2021
Reported (GAAP)	$2,797	$6,465	$11,156	$8,302	$28,720	$10,132	$18,588
Divestitures	—	(35)	—	—	(35)	—	(35)
Acquisitions	—	(47)	(63)	(144)	(254)	—	(254)
Currency	186	(222)	(376)	(50)	(462)	74	(536)

Organic (Non-GAAP)	$2,983	$6,161	$10,717	$8,108	$27,969	$10,206	$17,763
Divestiture - Argentina business	(34)	—	—	—	(34)	(34)	—
Divestiture - KHC license	(9)	—	—	—	(9)	(9)	—
Currency Impact of divestiture	(10)	—	—	—	(10)	(10)	—

Organic (Non-GAAP) - As Recast	$2,930	$6,161	$10,717	$8,108	$27,916	$10,153	$17,763

For the Twelve Months Ended December 31, 2020
Reported (GAAP)	$2,477	$5,740	$10,207	$8,157	$26,581	$9,097	$17,484
Divestitures	—	—	—	—	—	—	—

Organic (Non-GAAP)	$2,477	$5,740	$10,207	$8,157	$26,581	$9,097	$17,484
Divestiture - Argentina business	(23)	—	—	—	(23)	(23)	—
Divestiture - KHC license	(9)	—	—	—	(9)	(9)	—

Organic (Non-GAAP) - As Recast	$2,445	$5,740	$10,207	$8,157	$26,549	$9,065	$17,484

% Change
Reported (GAAP)	12.9%	12.6%	9.3%	1.8%	8.0%	11.4%	6.3%
Organic (Non-GAAP)	20.4%	7.3%	5.0%	(0.6)%	5.2%	12.2%	1.6%
Organic (Non-GAAP) - As Recast	19.8%	7.3%	5.0%	(0.6)%	5.1%	12.0%	1.6%

Schedule 1.e

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended December 31, 2021
Reported (GAAP)	$708	$1,639	$3,121	$2,190	$7,658	$2,692	$4,966
Divestitures	—	(5)	—	—	(5)	—	(5)
Acquisitions	—	(21)	(22)	(11)	(54)	—	(54)
Currency	46	7	51	(8)	96	56	40

Organic (Non-GAAP)	$754	$1,620	$3,150	$2,171	$7,695	$2,748	$4,947
Divestiture - Argentina business	(13)	—	—	—	(13)	(13)	—
Divestiture - KHC license	(2)	—	—	—	(2)	(2)	—
Currency Impact of divestiture	(3)	—	—	—	(3)	(3)	—

Organic (Non-GAAP) - As Recast	$736	$1,620	$3,150	$2,171	$7,677	$2,730	$4,947

For the Three Months Ended December 31, 2020
Reported (GAAP)	$630	$1,531	$2,959	$2,178	$7,298	$2,474	$4,824
Divestitures	—	—	—	—	—	—	—

Organic (Non-GAAP)	$630	$1,531	$2,959	$2,178	$7,298	$2,474	$4,824
Divestiture - Argentina business	(8)	—	—	—	(8)	(8)	—
Divestiture - KHC license	(2)	—	—	—	(2)	(2)	—

Organic (Non-GAAP) - As Recast	$620	$1,531	$2,959	$2,178	$7,288	$2,464	$4,824

% Change
Reported (GAAP)	12.4%	7.1%	5.5%	0.6%	4.9%	8.8%	2.9%
Organic (Non-GAAP)	19.7%	5.8%	6.5%	(0.3)%	5.4%	11.1%	2.5%
Organic (Non-GAAP) - As Recast	18.7%	5.8%	6.5%	(0.3)%	5.3%	10.8%	2.5%

Schedule 1.f

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended September 30, 2021
Reported (GAAP)	$751	$1,629	$2,714	$2,088	$7,182	$2,584	$4,598
Divestitures	—	(16)	—	—	(16)	—	(16)
Acquisitions	—	(15)	(20)	(11)	(46)	—	(46)
Currency	17	(44)	(51)	(11)	(89)	(16)	(73)

Organic (Non-GAAP)	$768	$1,554	$2,643	$2,066	$7,031	$2,568	$4,463
Divestiture - Argentina business	(9)	—	—	—	(9)	(9)	—
Divestiture - KHC license	(2)	—	—	—	(2)	(2)	—
Currency Impact of divestiture	(3)	—	—	—	(3)	(3)	—

Organic (Non-GAAP) - As Recast	$754	$1,554	$2,643	$2,066	$7,017	$2,554	$4,463

For the Three Months Ended September 30, 2020
Reported (GAAP)	$610	$1,470	$2,526	$2,059	$6,665	$2,289	$4,376
Divestitures	—	—	—	—	—	—	—

Organic (Non-GAAP)	$610	$1,470	$2,526	$2,059	$6,665	$2,289	$4,376
Divestiture - Argentina business	(8)	—	—	—	(8)	(8)	—
Divestiture - KHC license	(2)	—	—	—	(2)	(2)	—

Organic (Non-GAAP) - As Recast	$600	$1,470	$2,526	$2,059	$6,655	$2,279	$4,376

% Change
Reported (GAAP)	23.1%	10.8%	7.4%	1.4%	7.8%	12.9%	5.1%
Organic (Non-GAAP)	25.9%	5.7%	4.6%	0.3%	5.5%	12.2%	2.0%
Organic (Non-GAAP) - As Recast	25.7%	5.7%	4.6%	0.3%	5.4%	12.1%	2.0%

Schedule 1.g

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended June 30, 2021
Reported (GAAP)	$669	$1,452	$2,474	$2,047	$6,642	$2,293	$4,349
Divestitures	—	(14)	—	—	(14)	—	(14)
Acquisitions	—	(11)	(21)	(8)	(40)	—	(40)
Currency	14	(104)	(199)	(20)	(309)	(60)	(249)

Organic (Non-GAAP)	$683	$1,323	$2,254	$2,019	$6,279	$2,233	$4,046
Divestiture - Argentina business	(7)	—	—	—	(7)	(7)	—
Divestiture - KHC license	(2)	—	—	—	(2)	(2)	—
Currency Impact of divestiture	(2)	—	—	—	(2)	(2)	—

Organic (Non-GAAP) - As Recast	$672	$1,323	$2,254	$2,019	$6,268	$2,222	$4,046

For the Three Months Ended June 30, 2020
Reported (GAAP)	$511	$1,237	$2,138	$2,025	$5,911	$1,917	$3,994
Divestitures	—	—	—	—	—	—	—

Organic (Non-GAAP)	$511	$1,237	$2,138	$2,025	$5,911	$1,917	$3,994
Divestiture - Argentina business	(3)	—	—	—	(3)	(3)	—
Divestiture - KHC license	(2)	—	—	—	(2)	(2)	—

Organic (Non-GAAP) - As Recast	$506	$1,237	$2,138	$2,025	$5,906	$1,912	$3,994

% Change
Reported (GAAP)	30.9%	17.4%	15.7%	1.1%	12.4%	19.6%	8.9%
Organic (Non-GAAP)	33.7%	7.0%	5.4%	(0.3)%	6.2%	16.5%	1.3%
Organic (Non-GAAP) - As Recast	32.8%	7.0%	5.4%	(0.3)%	6.1%	16.2%	1.3%

Schedule 1.h

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Three Months Ended March 31, 2021
Reported (GAAP)	$669	$1,745	$2,847	$1,977	$7,238	$2,563	$4,675
Acquisitions	—	—	—	(114)	(114)	—	(114)
Currency	109	(81)	(177)	(11)	(160)	94	(254)

Organic (Non-GAAP)	$778	$1,664	$2,670	$1,852	$6,964	$2,657	$4,307
Divestiture - Argentina business	(5)	—	—	—	(5)	(5)	—
Divestiture - KHC license	(3)	—	—	—	(3)	(3)	—
Currency Impact of divestiture	(2)	—	—	—	(2)	(2)	—

Organic (Non-GAAP) - As Recast	$768	$1,664	$2,670	$1,852	$6,954	$2,647	$4,307

For the Three Months Ended March 31, 2020
Reported (GAAP)	$726	$1,502	$2,584	$1,895	$6,707	$2,417	$4,290
Divestitures	—	—	—	—	—	—	—

Organic (Non-GAAP)	$726	$1,502	$2,584	$1,895	$6,707	$2,417	$4,290
Divestiture - Argentina business	(4)	—	—	—	(4)	(4)	—
Divestiture - KHC license	(3)	—	—	—	(3)	(3)	—

Organic (Non-GAAP) - As Recast	$719	$1,502	$2,584	$1,895	$6,700	$2,410	$4,290

% Change
Reported (GAAP)	(7.9)%	16.2%	10.2%	4.3%	7.9%	6.0%	9.0%
Organic (Non-GAAP)	7.2%	10.8%	3.3%	(2.3)%	3.8%	9.9%	0.4%
Organic (Non-GAAP) - As Recast	6.8%	10.8%	3.3%	(2.3)%	3.8%	9.8%	0.4%

Schedule 1.i

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International	Emerging Markets	Developed Markets
For the Twelve Months Ended December 31, 2020
Reported (GAAP)	$2,477	$5,740	$10,207	$8,157	$26,581	$9,097	$17,484
Acquisitions	—	—	—	(445)	(445)	—	(445)
Currency	546	70	14	7	637	749	(112)

Organic (Non-GAAP)	$3,023	$5,810	$10,221	$7,719	$26,773	$9,846	$16,927
Divestiture - Argentina business	(23)	—	—	—	(23)	(23)	—
Divestiture - KHC license	(9)	—	—	—	(9)	(9)	—
Currency Impact of divestiture	(10)	—	—	—	(10)	(10)	—

Organic (Non-GAAP) - As Recast	$2,981	$5,810	$10,221	$7,719	$26,731	$9,804	$16,927

For the Twelve Months Ended December 31, 2019
Reported (GAAP)	$3,018	$5,770	$9,972	$7,108	$25,868	$9,675	$16,193
Divestitures	—	(55)	—	—	(55)	(55)	—

Organic (Non-GAAP)	$3,018	$5,715	$9,972	$7,108	$25,813	$9,620	$16,193
Divestiture - Argentina business	(26)	—	—	—	(26)	(26)	—
Divestiture - KHC license	(10)	—	—	—	(10)	(10)	—

Organic (Non-GAAP) - As Recast	$2,982	$5,715	$9,972	$7,108	$25,777	$9,584	$16,193

% Change
Reported (GAAP)	(17.9)%	(0.5)%	2.4%	14.8%	2.8%	(6.0)%	8.0%
Organic (Non-GAAP)	0.2%	1.7%	2.5%	8.6%	3.7%	2.3%	4.5%
Organic (Non-GAAP) - As Recast	0.0%	1.7%	2.5%	8.6%	3.7%	2.3%	4.5%

Schedule 2.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Six Months Ended June 30, 2022
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$15,038	$5,624	37.4%	$2,021	13.4%
Simplify to Grow Program	—	21		53
Intangible asset impairment charges	—	—		78
Mark-to-market (gains)/losses from derivatives	—	81		82
Acquisition integration costs and contingent consideration adjustments	—	1		69
Acquisition-related costs	—	—		26
Divestiture-related costs	—	2		6
Remeasurement of net monetary position	—	—		15
Incremental costs due to war in Ukraine	—	37		128

Adjusted (Non-GAAP)	$15,038	$5,766	38.3%	$2,478	16.5%
Operating income from divestiture - Argentina business	(15)	(4)		(5)
Operating income from divestiture - KHC license	(6)	1		1

Adjusted (Non-GAAP) - As Recast	$15,017	$5,763	38.4%	$2,474	16.5%

Currency		287		154

Adjusted @ Constant FX (Non-GAAP) - As Recast		$6,050		$2,628

	For the Six Months Ended June 30, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$13,880	$5,597	40.3%	$2,155	15.5%
Simplify to Grow Program	—	35		254
Intangible asset impairment charges	—	—		32
Mark-to-market (gains)/losses from derivatives	—	(137)		(138)
Acquisition integration costs and contingent consideration adjustments	—	1		3
Acquisition-related costs	—	—		24
Operating income from divestitures	(14)	(1)		(2)
Gain on acquisition	—	—		(9)
Remeasurement of net monetary position	—	—		8
Impact from pension participation changes	—	19		45
Impact from resolution of tax matters	—	—		(5)

Adjusted (Non-GAAP)	$13,866	$5,514	39.8%	$2,367	17.1%
Operating income from divestiture - Argentina business	(12)	(2)		(3)
Operating income from divestiture - KHC license	(5)	—		—

Adjusted (Non-GAAP) - As Recast	$13,849	$5,512	39.8%	$2,364	17.1%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$27		$(134)
$ Change - Adjusted (Non-GAAP)		252		111
$ Change - Adjusted (Non-GAAP) - As Recast		251		110
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		538		264

% Change - Reported (GAAP)		0.5%		(6.2)%
% Change - Adjusted (Non-GAAP)		4.6%		4.7%
% Change - Adjusted (Non-GAAP) - As Recast		4.6%		4.7%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		9.8%		11.2%

Schedule 2.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended June 30, 2022
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,274	$2,641	36.3%	$927	12.7%
Simplify to Grow Program	—	11		22
Mark-to-market (gains)/losses from derivatives	—	109		109
Acquisition integration costs and contingent consideration adjustments	—	1		37
Acquisition-related costs	—	—		5
Divestiture-related costs	—	1		5
Remeasurement of net monetary position	—	—		10
Incremental costs due to war in Ukraine	—	(7)		(15)

Adjusted (Non-GAAP)	$7,274	$2,756	37.9%	$1,100	15.1%
Operating income from divestiture - Argentina business	(9)	(1)		(3)
Operating income from divestiture - KHC license	(3)	1		—

Adjusted (Non-GAAP) - As Recast	$7,262	$2,756	38.0%	$1,097	15.1%

Currency		148		65

Adjusted @ Constant FX (Non-GAAP) - As Recast		$2,904		$1,162

	For the Three Months Ended June 30, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,642	$2,631	39.6%	$872	13.1%
Simplify to Grow Program	—	20		132
Intangible asset impairment charges	—	—		32
Mark-to-market (gains)/losses from derivatives	—	(21)		(20)
Acquisition integration costs and contingent consideration adjustments	—	1		2
Acquisition-related costs	—	—		17
Operating income from divestitures	(14)	(1)		(2)
Remeasurement of net monetary position	—	—		3
Impact from pension participation changes	—	18		44
Impact from resolution of tax matters	—	—		(5)

Adjusted (Non-GAAP)	$6,628	$2,648	40.0%	$1,075	16.2%
Operating income from divestiture - Argentina business	(7)	(1)		(2)
Operating income from divestiture - KHC license	(2)	1		—

Adjusted (Non-GAAP) - As Recast	$6,619	$2,648	40.0%	$1,073	16.2%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$10		$55
$ Change - Adjusted (Non-GAAP)		108		25
$ Change - Adjusted (Non-GAAP) - As Recast		108		24
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		256		89

% Change - Reported (GAAP)		0.4%		6.3%
% Change - Adjusted (Non-GAAP)		4.1%		2.3%
% Change - Adjusted (Non-GAAP) - As Recast		4.1%		2.2%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		9.7%		8.3%

Schedule 2.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2022
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,764	$2,983	38.4%	$1,094	14.1%
Simplify to Grow Program	—	10		31
Intangible asset impairment charges	—	—		78
Mark-to-market (gains)/losses from derivatives	—	(28)		(27)
Acquisition integration costs and contingent consideration adjustments	—	—		32
Acquisition-related costs	—	—		21
Divestiture-related costs	—	1		1
Remeasurement of net monetary position	—	—		5
Incremental costs due to war in Ukraine	—	44		143

Adjusted (Non-GAAP)	$7,764	$3,010	38.8%	$1,378	17.7%
Operating income from divestiture - Argentina business	(6)	(3)		(2)
Operating income from divestiture - KHC license	(3)	—		1

Adjusted (Non-GAAP) - As Recast	$7,755	$3,007	38.8%	$1,377	17.8%

Currency		139		89

Adjusted @ Constant FX (Non-GAAP) - As Recast		$3,146		$1,466

	For the Three Months Ended March 31, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,238	$2,966	41.0%	$1,283	17.7%
Simplify to Grow Program	—	15		122
Mark-to-market (gains)/losses from derivatives	—	(116)		(118)
Acquisition integration costs and contingent consideration adjustments	—	—		1
Acquisition-related costs	—	—		7
Gain on acquisition	—	—		(9)
Remeasurement of net monetary position	—	—		5
Impact from pension participation changes	—	1		1

Adjusted (Non-GAAP)	$7,238	$2,866	39.6%	$1,292	17.9%
Operating income from divestiture - Argentina business	(5)	(1)		(1)
Operating income from divestiture - KHC license	(3)	(1)		—

Adjusted (Non-GAAP) - As Recast	$7,230	$2,864	39.6%	$1,291	17.9%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$17		$(189)
$ Change - Adjusted (Non-GAAP)		144		86
$ Change - Adjusted (Non-GAAP) - As Recast		143		86
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		282		175

% Change - Reported (GAAP)		0.6%		(14.7)%
% Change - Adjusted (Non-GAAP)		5.0%		6.7%
% Change - Adjusted (Non-GAAP) - As Recast		5.0%		6.7%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		9.8%		13.6%

Schedule 2.d

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$28,720	$11,254	39.2%	$4,653	16.2%
Simplify to Grow Program	—	114		319
Intangible asset impairment charges	—	—		32
Mark-to-market (gains)/losses from derivatives	—	(279)		(279)
Acquisition integration costs and contingent consideration adjustments	—	1		(40)
Acquisition-related costs	—	—		25
Divestiture-related costs	—	—		22
Operating income from divestitures	(35)	(5)		(5)
Net gain on acquisition and divestitures	—	—		(8)
Operating income from divestiture - Argentina business	—	—		13
Impact from pension participation changes	—	20		48
Impact from resolution of tax matters	—	—		(5)
Rounding	—	1		—

Adjusted (Non-GAAP)	$28,685	$11,106	38.7%	$4,775	16.6%
Operating income from divestiture - Argentina business	(34)	(10)		(10)
Operating income from divestiture - KHC license	(9)	—		—

Adjusted (Non-GAAP) - As Recast	$28,642	$11,096	38.7%	$4,765	16.6%

Currency		(210)		(120)

Adjusted @ Constant FX (Non-GAAP) - As Recast		$10,886		$4,645

	For the Twelve Months Ended December 31, 2020
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$26,581	$10,446	39.3%	$3,853	14.5%
Simplify to Grow Program	—	90		360
Intangible asset impairment charges	—	—		144
Mark-to-market (gains)/losses from derivatives	—	(16)		(16)
Acquisition integration costs	—	1		4
Acquisition-related costs	—	—		15
Divestiture-related costs	—	—		4
Costs associated with JDE Peet’s transaction	—	—		48
Remeasurement of net monetary position	—	—		9
Impact from resolution of tax matters	—	—		(20)

Adjusted (Non-GAAP)	$26,581	$10,521	39.6%	$4,401	16.6%
Operating income from divestiture - Argentina business	(23)	(2)		(2)
Operating income from divestiture - KHC license	(9)	—		—

Adjusted (Non-GAAP) - As Recast	$26,549	$10,519	39.6%	$4,399	16.6%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$808		$800
$ Change - Adjusted (Non-GAAP)		585		374
$ Change - Adjusted (Non-GAAP) - As Recast		577		366
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		367		246

% Change - Reported (GAAP)		7.7%		20.8%
% Change - Adjusted (Non-GAAP)		5.6%		8.5%
% Change - Adjusted (Non-GAAP) - As Recast		5.5%		8.3%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		3.5%		5.6%

Schedule 2.e

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended December 31, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,658	$2,833	37.0%	$1,204	15.7%
Simplify to Grow Program	—	22		(62)
Mark-to-market (gains)/losses from derivatives	—	(9)		(9)
Acquisition integration costs and contingent consideration adjustments	—	(1)		14
Acquisition-related costs	—	—		1
Divestiture-related costs	—	—		22
Operating income from divestitures	(5)	(1)		—
Loss on divestiture	—	—		1
Remeasurement of net monetary position	—	—		3
Operating income from divestiture - Argentina business	—	—		1
Rounding	—	1		—

Adjusted (Non-GAAP)	$7,653	$2,845	37.2%	$1,175	15.4%
Operating income from divestiture - Argentina business	(13)	(4)		(4)
Operating income from divestiture - KHC license	(2)	(1)		—

Adjusted (Non-GAAP) - As Recast	$7,638	$2,840	37.2%	$1,171	15.3%

Currency		35		10

Adjusted @ Constant FX (Non-GAAP) - As Recast		$2,875		$1,181

	For the Three Months Ended December 31, 2020
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,298	$2,872	39.4%	$1,149	15.7%
Simplify to Grow Program	—	42		112
Mark-to-market (gains)/losses from derivatives	—	(56)		(58)
Acquisition integration costs	—	1		2
Remeasurement of net monetary position	—	—		2
Impact from resolution of tax matters	—	—		(20)
Rounding	—	—		1

Adjusted (Non-GAAP)	$7,298	$2,859	39.2%	$1,188	16.3%
Operating income from divestiture - Argentina business	(8)	—		—
Operating income from divestiture - KHC license	(2)	—		1

Adjusted (Non-GAAP) - As Recast	$7,288	$2,859	39.2%	$1,189	16.3%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$(39)		$55
$ Change - Adjusted (Non-GAAP)		(14)		(13)
$ Change - Adjusted (Non-GAAP) - As Recast		(19)		(18)
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		16		(8)

% Change - Reported (GAAP)		(1.4)%		4.8%
% Change - Adjusted (Non-GAAP)		(0.5)%		(1.1)%
% Change - Adjusted (Non-GAAP) - As Recast		(0.7)%		(1.5)%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		0.6%		(0.7)%

Schedule 2.f

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended September 30, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,182	$2,824	39.3%	$1,294	18.0%
Simplify to Grow Program	—	57		127
Mark-to-market (gains)/losses from derivatives	—	(133)		(132)
Acquisition integration costs and contingent consideration adjustments	—	1		(57)
Operating income from divestitures	(16)	(3)		(3)
Remeasurement of net monetary position	—	—		2
Impact from pension participation changes	—	1		2

Adjusted (Non-GAAP)	$7,166	$2,747	38.3%	$1,233	17.2%
Operating income from divestiture - Argentina business	(9)	(4)		(3)
Operating income from divestiture - KHC license	(2)	1		—

Adjusted (Non-GAAP) - As Recast	$7,155	$2,744	38.4%	$1,230	17.2%

Currency		(33)		(19)

Adjusted @ Constant FX (Non-GAAP) - As Recast		$2,711		$1,211

	For the Three Months Ended September 30, 2020
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,665	$2,792	41.9%	$1,135	17.0%
Simplify to Grow Program	—	14		114
Intangible asset impairment charges	—	—		54
Mark-to-market (gains)/losses from derivatives	—	(147)		(145)
Divestiture-related costs	—	1		6
Remeasurement of net monetary position	—	—		2
Rounding	—	(1)		(1)

Adjusted (Non-GAAP)	$6,665	$2,659	39.9%	$1,165	17.5%
Operating income from divestiture - Argentina business	(8)	(2)		(2)
Operating income from divestiture - KHC license	(2)	1		—

Adjusted (Non-GAAP) -As Recast	$6,655	$2,658	39.9%	$1,163	17.5%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$32		$159
$ Change - Adjusted (Non-GAAP)		88		68
$ Change - Adjusted (Non-GAAP) - As Recast		86		67
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		53		48

% Change - Reported (GAAP)		1.1%		14.0%
% Change - Adjusted (Non-GAAP)		3.3%		5.8%
% Change - Adjusted (Non-GAAP) - As Recast		3.2%		5.8%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		2.0%		4.1%

Schedule 2.g

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended June 30, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,642	$2,631	39.6%	$872	13.1%
Simplify to Grow Program	—	20		132
Intangible asset impairment charges	—	—		32
Mark-to-market (gains)/losses from derivatives	—	(21)		(20)
Acquisition integration costs and contingent consideration adjustments	—	1		2
Acquisition-related costs	—	—		17
Operating income from divestitures	(14)	(1)		(2)
Remeasurement of net monetary position	—	—		3
Impact from pension participation changes	—	18		44
Operating income from divestiture - Argentina business	—	—		(5)

Adjusted (Non-GAAP)	$6,628	$2,648	40.0%	$1,075	16.2%
Operating income from divestiture - Argentina business	(7)	(1)		(2)
Operating income from divestiture - KHC license	(2)	1		—

Adjusted (Non-GAAP) -As Recast	$6,619	$2,648	40.0%	$1,073	16.2%

Currency		(136)		(67)

Adjusted @ Constant FX (Non-GAAP) - As Recast		$2,512		$1,006

	For the Three Months Ended June 30, 2020
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$5,911	$2,331	39.4%	$713	12.1%
Simplify to Grow Program	—	15		76
Intangible asset impairment charges	—	—		90
Mark-to-market (gains)/losses from derivatives	—	1		2
Acquisition integration costs	—	—		2
Acquisition-related costs	—	—		10
Divestiture-related costs	—	(1)		(2)
Costs associated with JDE Peet’s transaction	—	—		48
Remeasurement of net monetary position	—	—		3
Rounding	—	1		—

Adjusted (Non-GAAP)	$5,911	$2,347	39.7%	$942	15.9%
Operating income from divestiture - Argentina business	(3)	1		1
Operating income from divestiture - KHC license	(2)	1		—

Adjusted (Non-GAAP) - As Recast	$5,906	$2,349	39.8%	$943	16.0%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$300		$159
$ Change - Adjusted (Non-GAAP)		301		133
$ Change - Adjusted (Non-GAAP) - As Recast		299		130
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		163		63

% Change - Reported (GAAP)		12.9%		22.3%
% Change - Adjusted (Non-GAAP)		12.8%		14.1%
% Change - Adjusted (Non-GAAP) - As Recast		12.7%		13.8%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		6.9%		6.7%

Schedule 2.h

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2021
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,238	$2,966	41.0%	$1,283	17.7%
Simplify to Grow Program	—	15		122
Mark-to-market (gains)/losses from derivatives	—	(116)		(118)
Acquisition integration costs and contingent consideration adjustments	—	—		1
Acquisition-related costs	—	—		7
Gain on acquisition	—	—		(9)
Remeasurement of net monetary position	—	—		5
Impact from pension participation changes	—	1		1

Adjusted (Non-GAAP)	$7,238	$2,866	39.6%	$1,292	17.9%
Operating income from divestiture - Argentina business	(5)	(1)		(1)
Operating income from divestiture- KHC license	(3)	(1)		—

Adjusted (Non-GAAP) - As Recast	$7,230	$2,864	39.6%	$1,291	17.9%

Currency		(76)		(44)

Adjusted @ Constant FX (Non-GAAP) - As Recast		$2,788		$1,247

	For the Three Months Ended March 31, 2020
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,707	$2,451	36.5%	$856	12.8%
Simplify to Grow Program	—	19		58
Mark-to-market (gains)/losses from derivatives	—	186		185
Acquisition-related costs	—	—		5
Remeasurement of net monetary position	—	—		2

Adjusted (Non-GAAP)	$6,707	$2,656	39.6%	$1,106	16.5%
Operating income from divestiture - Argentina business	(4)	(1)		(1)
Operating income from divestiture - KHC license	(3)	(2)		(1)

Adjusted (Non-GAAP) - As Recast	$6,700	$2,653	39.6%	$1,104	16.5%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$515		$427
$ Change - Adjusted (Non-GAAP)		210		186
$ Change - Adjusted (Non-GAAP) - As Recast		211		187
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		135		143

% Change - Reported (GAAP)		21.0%		49.9%
% Change - Adjusted (Non-GAAP)		7.9%		16.8%
% Change - Adjusted (Non-GAAP) - As Recast		8.0%		16.9%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		5.1%		13.0%

Schedule 2.i

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2020
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$26,581	$10,446	39.3%	$3,853	14.5%
Simplify to Grow Program	—	90		360
Intangible asset impairment charges	—	—		144
Mark-to-market (gains)/losses from derivatives	—	(16)		(16)
Acquisition integration costs	—	1		4
Acquisition-related costs	—	—		15
Divestiture-related costs	—	—		4
Costs associated with JDE Peet’s transaction	—	—		48
Remeasurement of net monetary position	—	—		9
Operating income from divestiture - Argentina business	—	—		(20)

Adjusted (Non-GAAP)	$26,581	$10,521	39.6%	$4,401	16.6%
Operating income from divestiture - Argentina business	(23)	(2)		(2)
Operating income from divestiture - KHC license	(9)	—		—

Adjusted (Non-GAAP) - As Recast	$26,549	$10,519	39.6%	$4,399	16.6%

Currency		178		59

Adjusted @ Constant FX (Non-GAAP) - As Recast		$10,697		$4,458

	For the Twelve Months Ended December 31, 2019
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$25,868	$10,337	40.0%	$3,843	14.9%
Simplify to Grow Program	—	101		442
Intangible asset impairment charges	—	—		57
Mark-to-market (gains)/losses from derivatives	—	(92)		(91)
Acquisition-related costs	—	—		3
Divestiture-related costs	—	1		6
Operating income from divestitures	(55)	(14)		(9)
Net gain on divestiture	—	—		(44)
Remeasurement of net monetary position	—	—		(4)
Impact from pension participation changes	—	—		(35)
Impact from resolution of tax matters	—	—		85
CEO transition remuneration	—	—		9
Swiss tax reform impact	—	—		2

Adjusted (Non-GAAP)	$25,813	$10,333	40.0%	$4,264	16.5%
Operating income from divestiture - Argentina business	(26)	(5)		(5)
Operating income from divestiture - KHC license	(10)	(1)		(2)

Adjusted (Non-GAAP) - As Recast	$25,777	$10,327	40.1%	$4,257	16.5%

		Gross Profit		Operating Income
$ Change - Reported (GAAP)		$109		$10
$ Change - Adjusted (Non-GAAP)		188		137
$ Change - Adjusted (Non-GAAP) - As Recast		192		142
$ Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		370		201

% Change - Reported (GAAP)		1.1%		0.3%
% Change - Adjusted (Non-GAAP)		1.8%		3.2%
% Change - Adjusted (Non-GAAP) - As Recast		1.9%		3.3%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast		3.6%		4.7%

Schedule 3.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Six Months Ended June 30, 2022
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,702		$3,402		$5,561		$4,373		$—	$—	$—	$—	$15,038
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$1,702		$3,402		$5,561		$4,373		$—	$—	$—	$—	$15,038
Divestiture - Argentina business	(15)		—		—		—		—	—	—	—	(15)
Divestiture - KHC license	(6)		—		—		—		—	—	—	—	(6)

Adjusted (Non-GAAP) - As Recast	$1,681		$3,402		$5,561		$4,373		$—	$—	$—	$—	$15,017

Operating Income
Reported (GAAP)	$193		$483		$757		$872		$(82)	$(112)	$(64)	$(26)	$2,021
Simplify to Grow Program	1		6		15		28		—	3	—	—	53
Intangible asset impairment charges	—		78		—		—		—	—	—	—	78
Mark-to-market (gains)/losses from derivatives	—		—		—		—		82	—	—	—	82
Acquisition integration costs and contingent consideration adjustments	—		—		68		1		—	—	—	—	69
Acquisition-related costs	—		—		—		—		—	—	—	26	26
Divestiture-related costs	2		—		—		—		—	4	—	—	6
Remeasurement of net monetary position	15		—		—		—		—	—	—	—	15
Incremental costs due to war in Ukraine	—		—		128		—		—	—	—	—	128

Adjusted (Non-GAAP)	$211		$567		$968		$901		$—	$(105)	$(64)	$—	$2,478
Operating income from divestiture - Argentina business	(5)		—		—		—		—	—	—	—	(5)
Operating income from divestiture - KHC license	1		—		—		—		—	—	—	—	1

Adjusted (Non-GAAP) - As Recast	$207		$567		$968		$901		$—	$(105)	$(64)	$—	$2,474
Currency	2		29		129		2		—	(6)	(2)	—	154

Adjusted @ Constant FX (Non-GAAP) - As Recast	$209		$596		$1,097		$903		$—	$(111)	$(66)	$—	$2,628

% Change - Reported (GAAP)	48.5%		(16.0)%		(22.0)%		53.3%		n/m	21.1%	8.6%	n/m	(6.2)%
% Change - Adjusted (Non-GAAP)	47.6%		1.4%		(7.0)%		9.5%		n/m	18.6%	8.6%	n/m	4.7%
% Change - Adjusted (Non-GAAP) - As Recast	47.9%		1.4%		(7.0)%		9.5%		n/m	18.6%	8.6%	n/m	4.7%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	49.3%		6.6%		5.4%		9.7%		n/m	14.0%	5.7%	n/m	11.2%

Operating Income Margin
Reported %	11.3%		14.2%		13.6%		19.9%						13.4%
Reported pp change	1.6	pp	(3.8	)pp	(4.6	)pp	5.8	pp					(2.1	)pp
Adjusted %	12.4%		16.7%		17.4%		20.6%						16.5%
Adjusted pp change	1.7	pp	(0.9	)pp	(2.2	)pp	0.1	pp					(0.6	)pp
Adjusted % - As Recast	12.3%		16.7%		17.4%		20.6%						16.5%
Adjusted pp change - As Recast	1.7	pp	(0.9	)pp	(2.2	)pp	0.1	pp					(0.6	)pp

	For the Six Months Ended June 30, 2021
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,338		$3,197		$5,321		$4,024		$—	$—	$—	$—	$13,880
Divestitures	—		(14)		—		—		—	—	—	—	(14)

Adjusted (Non-GAAP)	$1,338		$3,183		$5,321		$4,024		$—	$—	$—	$—	$13,866
Divestiture - Argentina business	(12)		—		—		—		—	—	—	—	(12)
Divestiture - KHC license	(5)		—		—		—		—	—	—	—	(5)

Adjusted (Non-GAAP) - As Recast	$1,321		$3,183		$5,321		$4,024		$—	$—	$—	$—	$13,849

Operating Income
Reported (GAAP)	$130		$575		$970		$569		$138	$(142)	$(70)	$(15)	$2,155
Simplify to Grow Program	10		(14)		26		220		—	12	—	—	254
Intangible asset impairment charges	—		—		—		32		—	—	—	—	32
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(138)	—	—	—	(138)
Acquisition integration costs and contingent consideration adjustments	—		—		—		2		—	1	—	—	3
Acquisition-related costs	—		—		—		—		—	—	—	24	24
Operating income from divestitures	—		(2)		—		—		—	—	—	—	(2)
Gain on acquisition	—		—		—		—		—	—	—	(9)	(9)
Remeasurement of net monetary position	8		—		—		—		—	—	—	—	8
Impact from pension participation changes	—		—		45		—		—	—	—	—	45
Impact from resolution of tax matters	(5)		—		—		—		—	—	—	—	(5)

Adjusted (Non-GAAP)	$143		$559		$1,041		$823		$—	$(129)	$(70)	$—	$2,367
Operating income from divestiture - Argentina business	(3)		—		—		—		—	—	—	—	(3)
Operating income from divestiture - KHC license	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$140		$559		$1,041		$823		$—	$(129)	$(70)	$—	$2,364

Operating Income Margin
Reported %	9.7%		18.0%		18.2%		14.1%						15.5%
Adjusted %	10.7%		17.6%		19.6%		20.5%						17.1%
Adjusted % - As Recast	10.6%		17.6%		19.6%		20.5%						17.1%

Schedule 3.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended June 30, 2022
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$876		$1,535		$2,626		$2,237		$—	$—	$—	$—	$7,274
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$876		$1,535		$2,626		$2,237		$—	$—	$—	$—	$7,274
Divestiture - Argentina business	(9)		—		—		—		—	—	—	—	(9)
Divestiture - KHC license	(3)		—		—		—		—	—	—	—	(3)

Adjusted (Non-GAAP) - As Recast	$864		$1,535		$2,626		$2,237		$—	$—	$—	$—	$7,262

Operating Income
Reported (GAAP)	$90		$211		$380		$454		$(109)	$(62)	$(32)	$(5)	$927
Simplify to Grow Program	1		3		8		13		—	(3)	—	—	22
Mark-to-market (gains)/losses from derivatives	—		—		—		—		109	—	—	—	109
Acquisition integration costs and contingent consideration adjustments	—		—		36		1		—	—	—	—	37
Acquisition-related costs	—		—		—		—		—	—	—	5	5
Divestiture-related costs	1		—		—		—		—	4	—	—	5
Remeasurement of net monetary position	10		—		—		—		—	—	—	—	10
Incremental costs due to war in Ukraine	—		—		(15)		—		—	—	—	—	(15)

Adjusted (Non-GAAP)	$102		$214		$409		$468		$—	$(61)	$(32)	$—	$1,100
Operating income from divestiture - Argentina business	(3)		—		—		—		—	—	—	—	(3)
Operating income from divestiture - KHC license	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$99		$214		$409		$468		$—	$(61)	$(32)	$—	$1,097
Currency	(4)		19		52		1		—	(3)	—	—	65

Adjusted @ Constant FX (Non-GAAP) - As Recast	$95		$233		$461		$469		$—	$(64)	$(32)	$—	$1,162

% Change - Reported (GAAP)	66.7%		(0.9)%		(8.0)%		51.8%		n/m	(20.5)%	0.0%	n/m	6.3%
% Change - Adjusted (Non-GAAP)	82.1%		(0.9)%		(12.4)%		6.1%		n/m	(16.4)%	0.0%	n/m	2.3%
% Change - Adjusted (Non-GAAP) - As Recast	83.3%		(0.9)%		(12.4)%		6.1%		n/m	(16.4)%	0.0%	n/m	2.2%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	75.9%		7.9%		(1.3)%		6.3%		n/m	(12.3)%	0.0%	n/m	8.3%

Operating Income Margin
Reported %	10.3%		13.7%		14.5%		20.3%						12.7%
Reported pp change	2.2	pp	(1.0	)pp	(2.2	)pp	5.7	pp					(0.4	)pp
Adjusted %	11.6%		13.9%		15.6%		20.9%						15.1%
Adjusted pp change	3.2	pp	(1.1	)pp	(3.3	)pp	(0.6	)pp					(1.1	)pp
Adjusted % - As Recast	11.5%		13.9%		15.6%		20.9%						15.1%
Adjusted pp change - As Recast	3.3	pp	(1.1	)pp	(3.3	)pp	(0.6	)pp					(1.1	)pp

	For the Three Months Ended June 30, 2021
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$669		$1,452		$2,474		$2,047		$—	$—	$—	$—	$6,642
Divestitures	—		(14)		—		—		—	—	—	—	(14)

Adjusted (Non-GAAP)	$669		$1,438		$2,474		$2,047		$—	$—	$—	$—	$6,628
Divestiture - Argentina business	(7)		—		—		—		—	—	—	—	(7)
Divestiture - KHC license	(2)		—		—		—		—	—	—	—	(2)

Adjusted (Non-GAAP) - As Recast	$660		$1,438		$2,474		$2,047		$—	$—	$—	$—	$6,619

Operating Income
Reported (GAAP)	$54		$213		$413		$299		$20	$(78)	$(32)	$(17)	$872
Simplify to Grow Program	4		5		10		109		—	4	—	—	132
Intangible asset impairment charges	—		—		—		32		—	—	—	—	32
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(20)	—	—	—	(20)
Acquisition integration costs and contingent consideration adjustments	—		—		—		1		—	1	—	—	2
Acquisition-related costs	—		—		—		—		—	—	—	17	17
Operating income from divestitures	—		(2)		—		—		—	—	—	—	(2)
Remeasurement of net monetary position	3		—		—		—		—	—	—	—	3
Impact from pension participation changes	—		—		44		—		—	—	—	—	44
Impact from resolution of tax matters	(5)		—		—		—		—	—	—	—	(5)

Adjusted (Non-GAAP)	$56		$216		$467		$441		$—	$(73)	$(32)	$—	$1,075
Operating income from divestiture - Argentina business	(2)		—		—		—		—	—	—	—	(2)
Operating income from divestiture - KHC license	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$54		$216		$467		$441		$—	$(73)	$(32)	$—	$1,073

Operating Income Margin
Reported %	8.1%		14.7%		16.7%		14.6%						13.1%
Adjusted %	8.4%		15.0%		18.9%		21.5%						16.2%
Adjusted % - As Recast	8.2%		15.0%		18.9%		21.5%						16.2%

Schedule 3.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2022
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$826		$1,867		$2,935		$2,136		$—	$—	$—	$—	$7,764
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$826		$1,867		$2,935		$2,136		$—	$—	$—	$—	$7,764
Divestiture - Argentina business	(6)		—		—		—		—	—	—	—	(6)
Divestiture - KHC license	(3)		—		—		—		—	—	—	—	(3)

Adjusted (Non-GAAP) - As Recast	$817		$1,867		$2,935		$2,136		$—	$—	$—	$—	$7,755

Operating Income
Reported (GAAP)	$103		$272		$377		$418		$27	$(50)	$(32)	$(21)	$1,094
Simplify to Grow Program	—		3		7		15		—	6	—	—	31
Intangible asset impairment charges	—		78		—		—		—	—	—	—	78
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(27)	—	—	—	(27)
Acquisition integration costs and contingent consideration adjustments	—		—		32		—		—	—	—	—	32
Acquisition-related costs	—		—		—		—		—	—	—	21	21
Divestiture-related costs	1		—		—		—		—	—	—	—	1
Remeasurement of net monetary position	5		—		—		—		—	—	—	—	5
Incremental costs due to war in Ukraine	—		—		143		—		—	—	—	—	143

Adjusted (Non-GAAP)	$109		$353		$559		$433		$—	$(44)	$(32)	$—	$1,378
Operating income from divestiture - Argentina business	(2)		—		—		—		—	—	—	—	(2)
Operating income from divestiture - KHC license	1		—		—		—		—	—	—	—	1

Adjusted (Non-GAAP) - As Recast	$108		$353		$559		$433		$—	$(44)	$(32)	$—	$1,377
Currency	6		10		77		1		—	(3)	(2)	—	89

Adjusted @ Constant FX (Non-GAAP) - As Recast	$114		$363		$636		$434		$—	$(47)	$(34)	$—	$1,466

% Change - Reported (GAAP)	35.5%		(24.9)%		(32.3)%		54.8%		n/m	21.9%	15.8%	n/m	(14.7)%
% Change - Adjusted (Non-GAAP)	25.3%		2.9%		(2.6)%		13.4%		n/m	21.4%	15.8%	n/m	6.7%
% Change - Adjusted (Non-GAAP) - As Recast	25.6%		2.9%		(2.6)%		13.4%		n/m	21.4%	15.8%	n/m	6.7%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	32.6%		5.8%		10.8%		13.6%		n/m	16.1%	10.5%	n/m	13.6%

Operating Income Margin
Reported %	12.5%		14.6%		12.8%		19.6%						14.1%
Reported pp change	1.1	pp	(6.1	)pp	(6.8	)pp	5.9	pp					(3.6	)pp
Adjusted %	13.2%		18.9%		19.0%		20.3%						17.7%
Adjusted pp change	0.2	pp	(0.8	)pp	(1.2	)pp	1.0	pp					(0.2	)pp
Adjusted % - As Recast	13.2%		18.9%		19.0%		20.3%						17.8%
Adjusted pp change - As Recast	0.2	pp	(0.8	)pp	(1.2	)pp	1.0	pp					(0.1	)pp

	For the Three Months Ended March 31, 2021
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$669		$1,745		$2,847		$1,977		$—	$—	$—	$—	$7,238
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$669		$1,745		$2,847		$1,977		$—	$—	$—	$—	$7,238
Divestiture - Argentina business	(5)		—		—		—		—	—	—	—	(5)
Divestiture - KHC license	(3)		—		—		—		—	—	—	—	(3)

Adjusted (Non-GAAP) - As Recast	$661		$1,745		$2,847		$1,977		$—	$—	$—	$—	$7,230

Operating Income
Reported (GAAP)	$76		$362		$557		$270		$118	$(64)	$(38)	$2	$1,283
Simplify to Grow Program	6		(19)		16		111		—	8	—	—	122
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(118)	—	—	—	(118)
Acquisition integration costs and contingent consideration adjustments	—		—		—		1		—	—	—	—	1
Acquisition-related costs	—		—		—		—		—	—	—	7	7
Gain on acquisition	—		—		—		—		—	—	—	(9)	(9)
Remeasurement of net monetary position	5		—		—		—		—	—	—	—	5
Impact from pension participation changes	—		—		1		—		—	—	—	—	1

Adjusted (Non-GAAP)	$87		$343		$574		$382		$—	$(56)	$(38)	$—	$1,292
Operating income from divestiture - Argentina business	(1)		—		—		—		—	—	—	—	(1)
Operating income from divestiture - KHC license	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$86		$343		$574		$382		$—	$(56)	$(38)	$—	$1,291

Operating Income Margin
Reported %	11.4%		20.7%		19.6%		13.7%						17.7%
Adjusted %	13.0%		19.7%		20.2%		19.3%						17.9%
Adjusted % - As Recast	13.0%		19.7%		20.2%		19.3%						17.9%

Schedule 3.d

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2021
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$2,797		$6,465		$11,156		$8,302		$—	$—	$—	$—	$28,720
Divestitures	—		(35)		—		—		—	—	—	—	(35)

Adjusted (Non-GAAP)	$2,797		$6,430		$11,156		$8,302		$—	$—	$—	$—	$28,685
Divestiture - Argentina business	(34)		—		—		—		—	—	—	—	(34)
Divestiture - KHC license	(9)		—		—		—		—	—	—	—	(9)

Adjusted (Non-GAAP) - As Recast	$2,754		$6,430		$11,156		$8,302		$—	$—	$—	$—	$28,642

Operating Income
Reported (GAAP)	$261		$1,054		$2,092		$1,371		$279	$(253)	$(134)	$(17)	$4,653
Simplify to Grow Program	16		(7)		37		250		—	23	—	—	319
Intangible asset impairment charges	—		—		—		32		—	—	—	—	32
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(279)	—	—	—	(279)
Acquisition integration costs and contingent consideration adjustments	—		1		16		(59)		—	2	—	—	(40)
Acquisition-related costs	—		—		—		—		—	—	—	25	25
Divestiture-related costs	22		—		—		—		—	—	—	—	22
Operating income from divestitures	—		(5)		—		—		—	—	—	—	(5)
Net gain on acquisition and divestitures	—		—		—		—		—	—	—	(8)	(8)
Remeasurement of net monetary position	13		—		—		—		—	—	—	—	13
Impact from pension participation changes	—		—		48		—		—	—	—	—	48
Impact from resolution of tax matters	(5)		—		—		—		—	—	—	—	(5)

Adjusted (Non-GAAP)	$307		$1,043		$2,193		$1,594		$—	$(228)	$(134)	$—	$4,775
Operating income from divestiture - Argentina business	(10)		—		—		—		—	—	—	—	(10)
Operating income from divestiture - KHC license	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$297		$1,043		$2,193		$1,594		$—	$(228)	$(134)	$—	$4,765
Currency	21		(48)		(85)		(9)		—	(4)	5	—	(120)

Adjusted @ Constant FX (Non-GAAP) - As Recast	$318		$995		$2,108		$1,585		$—	$(232)	$(129)	$—	$4,645

% Change - Reported (GAAP)	38.1%		28.4%		17.9%		(13.6)%		n/m	22.4%	30.9%	n/m	20.8%
% Change - Adjusted (Non-GAAP)	34.1%		19.1%		12.0%		(9.9)%		n/m	3.8%	30.9%	n/m	8.5%
% Change - Adjusted (Non-GAAP) - As Recast	30.8%		19.1%		12.0%		(9.9)%		n/m	3.8%	30.9%	n/m	8.3%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	40.1%		13.6%		7.7%		(10.4)%		n/m	2.1%	33.5%	n/m	5.6%

Operating Income Margin
Reported %	9.3%		16.3%		18.8%		16.5%						16.2%
Reported pp change	1.7	pp	2.0	pp	1.4	pp	(3.0	)pp					1.7	pp
Adjusted %	11.0%		16.2%		19.7%		19.2%						16.6%
Adjusted pp change	1.8	pp	0.9	pp	0.5	pp	(2.5	)pp					—	pp
Adjusted % - As Recast	10.8%		16.2%		19.7%		19.2%						16.6%
Adjusted pp change - As Recast	1.5	pp	0.9	pp	0.5	pp	(2.5	)pp					—	pp

	For the Twelve Months Ended December 31, 2020
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$2,477		$5,740		$10,207		$8,157		$—	$—	$—	$—	$26,581
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$2,477		$5,740		$10,207		$8,157		$—	$—	$—	$—	$26,581

Divestiture - Argentina business	(23)		—		—		—		—	—	—	—	(23)
Divestiture - KHC license	(9)		—		—		—		—	—	—	—	(9)

Adjusted (Non-GAAP) - As Recast	$2,445		$5,740		$10,207		$8,157		$—	$—	$—	$—	$26,549

Operating Income
Reported (GAAP)	$189		$821		$1,775		$1,587		$16	$(326)	$(194)	$(15)	$3,853
Simplify to Grow Program	48		46		130		95		—	41	—	—	360
Intangible asset impairment charges	3		5		53		83		—	—	—	—	144
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(16)	—	—	—	(16)
Acquisition integration costs	—		—		—		4		—	—	—	—	4
Acquisition-related costs	—		—		—		—		—	—	—	15	15
Divestiture-related costs	—		4		—		—		—	—	—	—	4
Costs associated with JDE Peet’s transaction	—		—		—		—		—	48	—	—	48
Remeasurement of net monetary position	9		—		—		—		—	—	—	—	9
Impact from resolution of tax matters	(20)		—		—		—		—	—	—	—	(20)

Adjusted (Non-GAAP)	$229		$876		$1,958		$1,769		$—	$(237)	$(194)	$—	$4,401
Operating income from divestiture - Argentina business	(2)		—		—		—		—	—	—	—	(2)
Operating income from divestiture - KHC license	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$227		$876		$1,958		$1,769		$—	$(237)	$(194)	$—	$4,399

Operating Income Margin
Reported %	7.6%		14.3%		17.4%		19.5%						14.5%
Adjusted %	9.2%		15.3%		19.2%		21.7%						16.6%
Adjusted % - As Recast	9.3%		15.3%		19.2%		21.7%						16.6%

Schedule 3.e

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended December 31, 2021
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$708		$1,639		$3,121		$2,190		$—	$—	$—	$—	$7,658
Divestitures	—		(5)		—		—		—	—	—	—	(5)

Adjusted (Non-GAAP)	$708		$1,634		$3,121		$2,190		$—	$—	$—	$—	$7,653
Divestiture - Argentina business	(13)		—		—		—		—	—	—	—	(13)
Divestiture - KHC license	(2)		—		—		—		—	—	—	—	(2)

Adjusted (Non-GAAP) - As Recast	$693		$1,634		$3,121		$2,190		$—	$—	$—	$—	$7,638

Operating Income
Reported (GAAP)	$40		$212		$614		$439		$9	$(76)	$(32)	$(2)	$1,204
Simplify to Grow Program	5		4		3		(78)		—	4	—	—	(62)
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(9)	—	—	—	(9)
Acquisition integration costs and contingent consideration adjustments	—		1		10		1		—	2	—	—	14
Acquisition-related costs	—		—		—		—		—	—	—	1	1
Divestiture-related costs	22		—		—		—		—	—	—	—	22
Loss on divestiture	—		—		—		—		—	—	—	1	1
Remeasurement of net monetary position	3		—		—		—		—	—	—	—	3
Impact from pension participation changes	—		—		1		—		—	—	—	—	1

Adjusted (Non-GAAP)	$70		$217		$628		$362		$—	$(70)	$(32)	$—	$1,175
Operating income from divestiture - Argentina business	(4)		—		—		—		—	—	—	—	(4)
Operating income from divestiture - KHC license	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$66		$217		$628		$362		$—	$(70)	$(32)	$—	$1,171
Currency	3		2		15		(1)		—	(10)	1	—	10

Adjusted @ Constant FX (Non-GAAP) - As Recast	$69		$219		$643		$361		$—	$(80)	$(31)	$—	$1,181

% Change - Reported (GAAP)	0.0%		2.9%		7.0%		11.1%		n/m	(4.1)%	37.3%	n/m	4.8%
% Change - Adjusted (Non-GAAP)	79.5%		0.9%		2.6%		(20.1)%		n/m	12.5%	37.3%	n/m	(1.1)%
% Change - Adjusted (Non-GAAP) - As Recast	65.0%		0.9%		2.6%		(20.1)%		n/m	12.5%	37.3%	n/m	(1.5)%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	72.5%		1.9%		5.1%		(20.3)%		n/m	0.0%	39.2%	n/m	(0.7)%

Operating Income Margin
Reported %	5.6%		12.9%		19.7%		20.0%						15.7%
Reported pp change	(0.7	)pp	(0.6	)pp	0.3	pp	1.9	pp					—	pp
Adjusted %	9.9%		13.3%		20.1%		16.5%						15.4%
Adjusted pp change	3.7	pp	(0.7	)pp	(0.6	)pp	(4.3	)pp					(0.9	)pp
Adjusted % - As Recast	9.5%		13.3%		20.1%		16.5%						15.3%
Adjusted pp change - As Recast	3.0	pp	(0.7	)pp	(0.6	)pp	(4.3	)pp					(1.0	)pp

	For the Three Months Ended December 31, 2020
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$630		$1,531		$2,959		$2,178		$—	$—	$—	$—	$7,298
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$630		$1,531		$2,959		$2,178		$—	$—	$—	$—	$7,298
Divestiture - Argentina business	(8)		—		—		—		—	—	—	—	(8)
Divestiture - KHC license	(2)		—		—		—		—	—	—	—	(2)

Adjusted (Non-GAAP) - As Recast	$620		$1,531		$2,959		$2,178		$—	$—	$—	$—	$7,288

Operating Income
Reported (GAAP)	$40		$206		$574		$395		$58	$(73)	$(51)	$—	$1,149
Simplify to Grow Program	17		9		38		56		—	(8)	—	—	112
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(58)	—	—	—	(58)
Acquisition integration costs	—		—		—		2		—	—	—	—	2
Remeasurement of net monetary position	2		—		—		—		—	—	—	—	2
Impact from resolution of tax matters	(20)		—		—		—		—	—	—	—	(20)
Rounding	—		—		—		—		—	1	—	—	1

Adjusted (Non-GAAP)	$39		$215		$612		$453		$—	$(80)	$(51)	$—	$1,188
Operating income from divestiture - Argentina business	—		—		—		—		—	—	—	—	—
Operating income from divestiture - KHC license	1		—		—		—		—	—	—	—	1

Adjusted (Non-GAAP) - As Recast	$40		$215		$612		$453		$—	$(80)	$(51)	$—	$1,189

Operating Income Margin
Reported %	6.3%		13.5%		19.4%		18.1%						15.7%
Adjusted %	6.2%		14.0%		20.7%		20.8%						16.3%
Adjusted % - As Recast	6.5%		14.0%		20.7%		20.8%						16.3%

Schedule 3.f

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended September 30, 2021
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$751		$1,629		$2,714		$2,088		$—	$—	$—	$—	$7,182
Divestitures	—		(16)		—		—		—	—	—	—	(16)

Adjusted (Non-GAAP)	$751		$1,613		$2,714		$2,088		$—	$—	$—	$—	$7,166
Divestiture - Argentina business	(9)		—		—		—		—	—	—	—	(9)
Divestiture - KHC license	(2)		—		—		—		—	—	—	—	(2)

Adjusted (Non-GAAP) - As Recast	$740		$1,613		$2,714		$2,088		$—	$—	$—	$—	$7,155

Operating Income
Reported (GAAP)	$91		$267		$508		$363		$132	$(35)	$(32)	$—	$1,294
Simplify to Grow Program	1		3		8		108		—	7	—	—	127
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(132)	—	—	—	(132)
Acquisition integration costs and contingent consideration adjustments	—		—		6		(62)		—	(1)	—	—	(57)
Operating income from divestitures	—		(3)		—		—		—	—	—	—	(3)
Remeasurement of net monetary position	2		—		—		—		—	—	—	—	2
Impact from pension participation changes	—		—		2		—		—	—	—	—	2

Adjusted (Non-GAAP)	$94		$267		$524		$409		$—	$(29)	$(32)	$—	$1,233
Operating income from divestiture - Argentina business	(3)		—		—		—		—	—	—	—	(3)
Operating income from divestiture - KHC license	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$91		$267		$524		$409		$—	$(29)	$(32)	$—	$1,230
Currency	4		(7)		(12)		(1)		—	(4)	1	—	(19)

Adjusted @ Constant FX (Non-GAAP) - As Recast	$95		$260		$512		$408		$—	$(33)	$(31)	$—	$1,211

% Change - Reported (GAAP)	18.2%		27.1%		17.6%		(6.2)%		n/m	47.0%	36.0%	n/m	14.0%
% Change - Adjusted (Non-GAAP)	8.0%		9.9%		6.9%		(9.5)%		n/m	49.1%	36.0%	n/m	5.8%
% Change - Adjusted (Non-GAAP) - As Recast	7.1%		9.9%		6.9%		(9.5)%		n/m	49.1%	36.0%	n/m	5.8%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	11.8%		7.0%		4.5%		(9.7)%		n/m	42.1%	38.0%	n/m	4.1%

Operating Income Margin
Reported %	12.1%		16.4%		18.7%		17.4%						18.0%
Reported pp change	(0.5	)pp	2.1	pp	1.6	pp	(1.4	)pp					1.0	pp
Adjusted %	12.5%		16.6%		19.3%		19.6%						17.2%
Adjusted pp change	(1.8	)pp	0.1	pp	(0.1	)pp	(2.4	)pp					(0.3	)pp
Adjusted % - As Recast	12.3%		16.6%		19.3%		19.6%						17.2%
Adjusted pp change - As Recast	(1.9	)pp	0.1	pp	(0.1	)pp	(2.4	)pp					(0.3	)pp

	For the Three Months Ended September 30, 2020
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$610		$1,470		$2,526		$2,059		$—	$—	$—	$—	$6,665
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$610		$1,470		$2,526		$2,059		$—	$—	$—	$—	$6,665
Divestiture - Argentina business	(8)		—		—		—		—	—	—	—	(8)
Divestiture - KHC license	(2)		—		—		—		—	—	—	—	(2)

Adjusted (Non-GAAP) - As Recast	$600		$1,470		$2,526		$2,059		$—	$—	$—	$—	$6,655

Operating Income
Reported (GAAP)	$77		$210		$432		$387		$145	$(66)	$(50)	$—	$1,135
Simplify to Grow Program	5		27		55		18		—	9	—	—	114
Intangible asset impairment charges	3		—		3		47		—	1	—	—	54
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(145)	—	—	—	(145)
Divestiture-related costs	—		6		—		—		—	—	—	—	6
Remeasurement of net monetary position	2		—		—		—		—	—	—	—	2
Rounding	—		—		—		—		—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$87		$243		$490		$452		$—	$(57)	$(50)	$—	$1,165
Operating income from divestiture - Argentina business	(2)		—		—		—		—	—	—	—	(2)
Operating income from divestiture - KHC license	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$85		$243		$490		$452		$—	$(57)	$(50)	$—	$1,163

Operating Income Margin
Reported %	12.6%		14.3%		17.1%		18.8%						17.0%
Adjusted %	14.3%		16.5%		19.4%		22.0%						17.5%
Adjusted % - As Recast	14.2%		16.5%		19.4%		22.0%						17.5%

Schedule 3.g

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended June 30, 2021
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$669		$1,452		$2,474		$2,047		$—	$—	$—	$—	$6,642
Divestitures	—		(14)		—		—		—	—	—	—	(14)

Adjusted (Non-GAAP)	$669		$1,438		$2,474		$2,047		$—	$—	$—	$—	$6,628
Divestiture - Argentina business	(7)		—		—		—		—	—	—	—	(7)
Divestiture - KHC license	(2)		—		—		—		—	—	—	—	(2)

Adjusted (Non-GAAP) - As Recast	$660		$1,438		$2,474		$2,047		$—	$—	$—	$—	$6,619

Operating Income
Reported (GAAP)	$54		$213		$413		$299		$20	$(78)	$(32)	$(17)	$872
Simplify to Grow Program	4		5		10		109		—	4	—	—	132
Intangible asset impairment charges	—		—		—		32		—	—	—	—	32
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(20)	—	—	—	(20)
Acquisition integration costs and contingent consideration adjustments	—		—		—		1		—	1	—	—	2
Acquisition-related costs	—		—		—		—		—	—	—	17	17
Operating income from divestitures	—		(2)		—		—		—	—	—	—	(2)
Remeasurement of net monetary position	3		—		—		—		—	—	—	—	3
Impact from pension participation changes	—		—		44		—		—	—	—	—	44
Impact from resolution of tax matters	(5)		—		—		—		—	—	—	—	(5)

Adjusted (Non-GAAP)	$56		$216		$467		$441		$—	$(73)	$(32)	$—	$1,075
Operating income from divestiture - Argentina business	(2)		—		—		—		—	—	—	—	(2)
Operating income from divestiture - KHC license	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$54		$216		$467		$441		$—	$(73)	$(32)	$—	$1,073
Currency	1		(23)		(45)		(5)		—	4	1	—	(67)

Adjusted @ Constant FX (Non-GAAP) - As Recast	$55		$193		$422		$436		$—	$(69)	$(31)	$—	$1,006

% Change - Reported (GAAP)	1000.0%		24.6%		39.1%		(29.5)%		n/m	29.7%	36.0%	n/m	22.3%
% Change - Adjusted (Non-GAAP)	366.7%		18.7%		27.2%		(6.2)%		n/m	(87.2)%	36.0%	n/m	14.1%
% Change - Adjusted (Non-GAAP) - As Recast	315.4%		18.7%		27.2%		(6.2)%		n/m	(87.2)%	36.0%	n/m	13.8%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	323.1%		6.0%		15.0%		(7.2)%		n/m	(76.9)%	38.0%	n/m	6.7%

Operating Income Margin
Reported %	8.1%		14.7%		16.7%		14.6%						13.1%
Reported pp change	9.3	pp	0.9	pp	2.8	pp	(6.3	)pp					1.0	pp
Adjusted %	8.4%		15.0%		18.9%		21.5%						16.2%
Adjusted pp change	6.1	pp	0.3	pp	1.7	pp	(1.7	)pp					0.3	pp
Adjusted % - As Recast	8.2%		15.0%		18.9%		21.5%						16.2%
Adjusted pp change - As Recast	5.6	pp	0.3	pp	1.7	pp	(1.7	)pp					0.2	pp

	For the Three Months Ended June 30, 2020
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$511	$1,237	$2,138	$2,025	$—	$—	$—	$—	$5,911
Divestitures	—	—	—	—	—	—	—	—	—

Adjusted (Non-GAAP)	$511	$1,237	$2,138	$2,025	$—	$—	$—	$—	$5,911
Divestiture - Argentina business	(3)	—	—	—	—	—	—	—	(3)
Divestiture - KHC license	(2)	—	—	—	—	—	—	—	(2)

Adjusted (Non-GAAP) - As Recast	$506	$1,237	$2,138	$2,025	$—	$—	$—	$—	$5,906

Operating Income
Reported (GAAP)	$(6)	$171	$297	$424	$(2)	$(111)	$(50)	$(10)	$713
Simplify to Grow Program	15	8	20	9	—	24	—	—	76
Intangible asset impairment charges	—	5	50	36	—	(1)	—	—	90
Mark-to-market (gains)/losses from derivatives	—	—	—	—	2	—	—	—	2
Acquisition integration costs	—	—	—	1	—	1	—	—	2
Acquisition-related costs	—	—	—	—	—	—	—	10	10
Divestiture-related costs	—	(2)	—	—	—	—	—	—	(2)
Costs associated with JDE Peet’s transaction	—	—	—	—	—	48	—	—	48
Remeasurement of net monetary position	3	—	—	—	—	—	—	—	3

Adjusted (Non-GAAP)	$12	$182	$367	$470	$—	$(39)	$(50)	$—	$942
Operating income from divestiture - Argentina business	1	—	—	—	—	—	—	—	1
Operating income from divestiture - KHC license	—	—	—	—	—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$13	$182	$367	$470	$—	$(39)	$(50)	$—	$943

Operating Income Margin
Reported %	(1.2)%	13.8%	13.9%	20.9%					12.1%
Adjusted %	2.3%	14.7%	17.2%	23.2%					15.9%
Adjusted % - As Recast	2.6%	14.7%	17.2%	23.2%					16.0%

Schedule 3.h

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2021
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$669		$1,745		$2,847		$1,977		$—	$—	$—	$—	$7,238
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$669		$1,745		$2,847		$1,977		$—	$—	$—	$—	$7,238
Divestiture - Argentina business	(5)		—		—		—		—	—	—	—	(5)
Divestiture - KHC license	(3)		—		—		—		—	—	—	—	(3)

Adjusted (Non-GAAP) - As Recast	$661		$1,745		$2,847		$1,977		$—	$—	$—	$—	$7,230

Operating Income
Reported (GAAP)	$76		$362		$557		$270		$118	$(64)	$(38)	$2	$1,283
Simplify to Grow Program	6		(19)		16		111		—	8	—	—	122
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(118)	—	—	—	(118)
Acquisition integration costs and contingent consideration adjustments	—		—		—		1		—	—	—	—	1
Acquisition-related costs	—		—		—		—		—	—	—	7	7
Gain on acquisition	—		—		—		—		—	—	—	(9)	(9)
Remeasurement of net monetary position	5		—		—		—		—	—	—	—	5
Impact from pension participation changes	—		—		1		—		—	—	—	—	1

Adjusted (Non-GAAP)	$87		$343		$574		$382		$—	$(56)	$(38)	$—	$1,292
Operating income from divestiture - Argentina business	(1)		—		—		—		—	—	—	—	(1)
Operating income from divestiture - KHC license	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$86		$343		$574		$382		$—	$(56)	$(38)	$—	$1,291
Currency	13		(20)		(43)		(2)		—	6	2	—	(44)

Adjusted @ Constant FX (Non-GAAP) - As Recast	$99		$323		$531		$380		$—	$(50)	$(36)	$—	$1,247

% Change - Reported (GAAP)	(2.6)%		54.7%		18.0%		(29.1)%		n/m	15.8%	11.6%	n/m	49.9%
% Change - Adjusted (Non-GAAP)	(4.4)%		45.3%		17.4%		(3.0)%		n/m	8.2%	11.6%	n/m	16.8%
% Change - Adjusted (Non-GAAP) - As Recast	(3.4)%		45.3%		17.4%		(3.0)%		n/m	8.2%	11.6%	n/m	16.9%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	11.2%		36.9%		8.6%		(3.6)%		n/m	18.0%	16.3%	n/m	13.0%

Operating Income Margin
Reported %	11.4%		20.7%		19.6%		13.7%						17.7%
Reported pp change	0.7	pp	5.1	pp	1.3	pp	(6.4	)pp					4.9	pp
Adjusted %	13.0%		19.7%		20.2%		19.3%						17.9%
Adjusted pp change	0.5	pp	4.0	pp	1.3	pp	(1.5	)pp					1.4	pp
Adjusted % - As Recast	13.0%		19.7%		20.2%		19.3%						17.9%
Adjusted pp change - As Recast	0.6	pp	4.0	pp	1.3	pp	(1.5	)pp					1.4	pp

	For the Three Months Ended March 31, 2020
	Latin America	AMEA	Europe	North America	Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$726	$1,502	$2,584	$1,895	$—	$—	$—	$—	$6,707
Divestitures	—	—	—	—	—	—	—	—	—

Adjusted (Non-GAAP)	$726	$1,502	$2,584	$1,895	$—	$—	$—	$—	$6,707
Divestiture - Argentina business	(4)	—	—	—	—	—	—	—	(4)
Divestiture - KHC license	(3)	—	—	—	—	—	—	—	(3)

Adjusted (Non-GAAP) - As Recast	$719	$1,502	$2,584	$1,895	$—	$—	$—	$—	$6,700

Operating Income
Reported (GAAP)	$78	$234	$472	$381	$(185)	$(76)	$(43)	$(5)	$856
Simplify to Grow Program	11	2	17	12	—	16	—	—	58
Mark-to-market (gains)/losses from derivatives	—	—	—	—	185	—	—	—	185
Acquisition integration costs	—	—	—	1	—	(1)	—	—	—
Acquisition-related costs	—	—	—	—	—	—	—	5	5
Remeasurement of net monetary position	2	—	—	—	—	—	—	—	2

Adjusted (Non-GAAP)	$91	$236	$489	$394	$—	$(61)	$(43)	$—	$1,106
Operating income from divestiture - Argentina business	(1)	—	—	—	—	—	—	—	(1)
Operating income from divestiture - KHC license	(1)	—	—	—	—	—	—	—	(1)

Adjusted (Non-GAAP) - As Recast	$89	$236	$489	$394	$—	$(61)	$(43)	$—	$1,104

Operating Income Margin
Reported %	10.7%	15.6%	18.3%	20.1%					12.8%
Adjusted %	12.5%	15.7%	18.9%	20.8%					16.5%
Adjusted % - As Recast	12.4%	15.7%	18.9%	20.8%					16.5%

Schedule 3.i

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2020
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$2,477		$5,740		$10,207		$8,157		$—	$—	$—	$—	$26,581
Divestitures	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$2,477		$5,740		$10,207		$8,157		$—	$—	$—	$—	$26,581
Divestiture - Argentina business	(23)		—		—		—		—	—	—	—	(23)
Divestiture - KHC license	(9)		—		—		—		—	—	—	—	(9)

Adjusted (Non-GAAP) - As Recast	$2,445		$5,740		$10,207		$8,157		$—	$—	$—	$—	$26,549

Operating Income
Reported (GAAP)	$189		$821		$1,775		$1,587		$16	$(326)	$(194)	$(15)	$3,853
Simplify to Grow Program	48		46		130		95		—	41	—	—	360
Intangible asset impairment charges	3		5		53		83		—	—	—	—	144
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(16)	—	—	—	(16)
Acquisition integration costs	—		—		—		4		—	—	—	—	4
Acquisition-related costs	—		—		—		—		—	—	—	15	15
Divestiture-related costs	—		4		—		—		—	—	—	—	4
Costs associated with JDE Peet’s transaction	—		—		—		—		—	48	—	—	48
Remeasurement of net monetary position	9		—		—		—		—	—	—	—	9
Impact from resolution of tax matters	(20)		—		—		—		—	—	—	—	(20)

Adjusted (Non-GAAP)	$229		$876		$1,958		$1,769		$—	$(237)	$(194)	$—	$4,401
Operating income from divestiture - Argentina business	(2)		—		—		—		—	—	—	—	(2)
Operating income from divestiture - KHC license	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$227		$876		$1,958		$1,769		$—	$(237)	$(194)	$—	$4,399
Currency	49		11		5		1		—	(3)	(4)	—	59

Adjusted @ Constant FX (Non-GAAP) - As Recast	$276		$887		$1,963		$1,770		$—	$(240)	$(198)	$—	$4,458

% Change - Reported (GAAP)	(44.6)%		18.8%		2.5%		9.4%		n/m	1.2%	(11.5)%	n/m	0.3%
% Change - Adjusted (Non-GAAP)	(44.4)%		3.5%		(1.2)%		19.2%		n/m	16.8%	(11.5)%	n/m	3.2%
% Change - Adjusted (Non-GAAP) - As Recast	(44.0)%		3.5%		(1.2)%		19.2%		n/m	16.8%	(11.5)%	n/m	3.3%
% Change - Adjusted @ Constant FX (Non-GAAP) - As Recast	(31.9)%		4.8%		(0.9)%		19.3%		n/m	15.8%	(13.8)%	n/m	4.7%

Operating Income Margin
Reported %	7.6%		14.3%		17.4%		19.5%						14.5%
Reported pp change	(3.7	)pp	2.3	pp	—	pp	(0.9	)pp					(0.4	)pp
Adjusted %	9.2%		15.3%		19.2%		21.7%						16.6%
Adjusted pp change	(4.5	)pp	0.5	pp	(0.7	)pp	0.8	pp					0.1	pp
Adjusted % - As Recast	9.3%		15.3%		19.2%		21.7%						16.6%
Adjusted pp change - As Recast	(4.3	)pp	0.5	pp	(0.7	)pp	0.8	pp					0.1	pp

	For the Twelve Months Ended December 31, 2019
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$3,018		$5,770		$9,972		$7,108		$—	$—	$—	$—	$25,868
Divestitures	—		(55)		—		—		—	—	—	—	(55)

Adjusted (Non-GAAP)	$3,018		$5,715		$9,972		$7,108		$—	$—	$—	$—	$25,813
Divestiture - Argentina business	(26)		—		—		—		—	—	—	—	(26)
Divestiture - KHC license	(10)		—		—		—		—	—	—	—	(10)

Adjusted (Non-GAAP) - As Recast	$2,982		$5,715		$9,972		$7,108		$—	$—	$—	$—	$25,777

Operating Income
Reported (GAAP)	$341		$691		$1,732		$1,451		$91	$(330)	$(174)	$41	$3,843
Simplify to Grow Program	74		56		208		68		—	36	—	—	442
Intangible asset impairment charges	3		15		39		—		—	—	—	—	57
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(91)	—	—	—	(91)
Acquisition-related costs	—		—		—		—		—	—	—	3	3
Divestiture-related costs	—		6		—		—		—	—	—	—	6
Operating income from divestitures	—		(9)		—		—		—	—	—	—	(9)
Net gain on divestiture	—		—		—		—		—	—	—	(44)	(44)
Remeasurement of net monetary position	(4)		—		—		—		—	—	—	—	(4)
Impact from pension participation changes	—		—		—		(35)		—	—	—	—	(35)
Impact from resolution of tax matters	(2)		87		—		—		—	—	—	—	85
CEO transition remuneration	—		—		—		—		—	9	—	—	9
Swiss tax reform impact	—		—		2		—		—	—	—	—	2

Adjusted (Non-GAAP)	$412		$846		$1,981		$1,484		$—	$(285)	$(174)	$—	$4,264
Operating income from divestiture - Argentina business	(5)		—		—		—		—	—	—	—	(5)
Operating income from divestiture - KHC license	(2)		—		—		—		—	—	—	—	(2)

Adjusted (Non-GAAP) - As Recast	$405		$846		$1,981		$1,484		$—	$(285)	$(174)	$—	$4,257

Operating Income Margin
Reported %	11.3%		12.0%		17.4%		20.4%						14.9%
Adjusted %	13.7%		14.8%		19.9%		20.9%						16.5%
Adjusted % - As Recast	13.6%		14.8%		19.9%		20.9%						16.5%

Schedule 4.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Six Months Ended June 30, 2022
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$2,021	$(63)	$266	$1,818	$411	22.6%	$13	$(215)	$7	$1,602	$1.15
Simplify to Grow Program	53	(1)	—	54	13		—	—	—	41	0.03
Intangible asset impairment charges	78	—	—	78	19		—	—	—	59	0.04
Mark-to-market (gains)/losses from derivatives	82	—	(18)	100	19		—	—	—	81	0.06
Acquisition integration costs and contingent consideration adjustments	69	—	(3)	72	51		—	—	—	21	0.02
Acquisition-related costs	26	—	—	26	3		—	—	—	23	0.02
Divestiture-related costs	6	—	—	6	1		—	—	—	5	—
Remeasurement of net monetary position	15	—	—	15	—		—	—	—	15	0.01
Impact from pension participation changes	—	—	(5)	5	1		—	—	—	4	—
Incremental costs due to war in Ukraine	128	—	—	128	(2)		—	—	—	130	0.09
Loss on debt extinguishment and related expenses	—	—	(129)	129	31		—	—	—	98	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(9)		—	—	—	9	0.01
Loss on equity method investment transactions	—	—	—	—	—		(13)	—	—	13	0.01
Equity method investee items	—	—	—	—	(5)		—	13	—	(8)	(0.01)

Adjusted (Non-GAAP)	$2,478	$(64)	$111	$2,431	$533	21.9%	$—	$(202)	$7	$2,093	$1.50
Net earnings from divestiture - Argentina business	(5)	—	—	(5)	(1)		—	—	—	(4)	—
Net earnings from divestiture - KHC license	1	—	—	1	1		—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	14	—	(14)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	1	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$2,474	$(64)	$111	$2,427	$533	22.0%	$—	$(187)	$7	$2,074	$1.49

Currency										157	0.11

Adjusted @ Constant FX (Non-GAAP) - As Recast										$2,231	$1.60

Diluted Average Shares Outstanding											1,393

	For the Six Months Ended June 30, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$2,155	$(98)	$276	$1,977	$610	30.9%	$(495)	$(185)	$8	$2,039	$1.44
Simplify to Grow Program	254	(1)	—	255	66		—	—	—	189	0.13
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(138)	—	(4)	(134)	(18)		—	—	—	(116)	(0.08)
Acquisition integration costs and contingent consideration adjustments	3	—	—	3	1		—	—	—	2	—
Acquisition-related costs	24	—	—	24	4		—	—	—	20	0.01
Net earnings from divestitures	(2)	—	—	(2)	(6)		—	24	—	(20)	(0.01)
Gain on acquisition	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Remeasurement of net monetary position	8	—	—	8	—		—	—	—	8	—
Impact from pension participation changes	45	14	(6)	37	8		—	—	—	29	0.02
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(99)		—	—	—	99	0.07
Gain on equity method investment transactions	—	—	—	—	(125)		495	—	—	(370)	(0.26)
Equity method investee items	—	—	—	—	3		—	(62)	—	59	0.04

Adjusted (Non-GAAP)	$2,367	$(85)	$131	$2,321	$483	20.8%	$—	$(223)	$8	$2,053	$1.45
Net earnings from divestiture - Argentina business	(3)	—	—	(3)	(1)		—	—	—	(2)	—
Net earnings from divestiture - KHC license	—	—	—	—	—		—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	9	—	(9)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	7	—	(7)	(0.01)

Adjusted (Non-GAAP) - As Recast	$2,364	$(85)	$131	$2,318	$482	20.8%	$—	$(207)	$8	$2,035	$1.43

Diluted Average Shares Outstanding											1,419

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 4.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2022
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$927	$(30)	$98	$859	$201	23.4%	$8	$(98)	$1	$747	$0.54
Simplify to Grow Program	22	(1)	—	23	6		—	—	—	17	0.01
Mark-to-market (gains)/losses from derivatives	109	—	(19)	128	14		—	—	—	114	0.08
Acquisition integration costs and contingent consideration adjustments	37	—	—	37	1		—	—	—	36	0.03
Acquisition-related costs	5	—	—	5	2		—	—	—	3	—
Divestiture-related costs	5	—	—	5	1		—	—	—	4	—
Remeasurement of net monetary position	10	—	—	10	—		—	—	—	10	0.01
Impact from pension participation changes	—	—	(2)	2	—		—	—	—	2	—
Incremental costs due to war in Ukraine	(15)	—	—	(15)	—		—	—	—	(15)	(0.01)
Initial impacts from enacted tax law changes	—	—	—	—	(9)		—	—	—	9	0.01
Loss on equity method investment transactions	—	—	—	—	—		(8)	—	—	8	0.01
Equity method investee items	—	—	—	—	(2)		—	12	—	(10)	(0.01)

Adjusted (Non-GAAP)	$1,100	$(31)	$77	$1,054	$214	20.3%	$—	$(86)	$1	$925	$0.67
Net earnings from divestiture - Argentina business	(3)	—	—	(3)	—		—	—	—	(3)	—
Net earnings from divestiture - KHC license	—	—	—	—	—		—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	7	—	(7)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	(1)	—	1	—

Adjusted (Non-GAAP) - As Recast	$1,097	$(31)	$77	$1,051	$214	20.4%	$—	$(80)	$1	$916	$0.66

Currency										73	0.05

Adjusted @ Constant FX (Non-GAAP) - As Recast										$989	$0.71

Diluted Average Shares Outstanding											1,389

	For the Three Months Ended June 30, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$872	$(54)	$58	$868	$398	45.9%	$(502)	$(107)	$1	$1,078	$0.76
Simplify to Grow Program	132	(1)	—	133	35		—	—	—	98	0.07
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(20)	—	(3)	(17)	4		—	—	—	(21)	(0.02)
Acquisition integration costs and contingent consideration adjustments	2	—	—	2	1		—	—	—	1	—
Acquisition-related costs	17	—	—	17	3		—	—	—	14	0.01
Net earnings from divestitures	(2)	—	—	(2)	(3)		—	10	—	(9)	—
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	44	14	(3)	33	7		—	—	—	26	0.02
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(95)		—	—	—	95	0.07
Gain on equity method investment transactions	—	—	—	—	(125)		502	—	—	(377)	(0.27)
Equity method investee items	—	—	—	—	1		—	(5)	—	4	—

Adjusted (Non-GAAP)	$1,075	$(41)	$54	$1,062	$233	21.9%	$—	$(102)	$1	$930	$0.66

Net earnings from divestiture - Argentina business	(2)	—	—	(2)	(1)		—	—	—	(1)	—
Net earnings from divestiture - KHC license	—	—	—	—	—		—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	7	—	(7)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$1,073	$(41)	$54	$1,060	$232	21.9%	$—	$(95)	$1	$922	$0.65

Diluted Average Shares Outstanding											1,416

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 4.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2022
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,094	$(33)	$168	$959	$210	21.9%	$5	$(117)	$6	$855	$0.61
Simplify to Grow Program	31	—	—	31	7		—	—	—	24	0.02
Intangible asset impairment charges	78	—	—	78	19		—	—	—	59	0.04
Mark-to-market (gains)/losses from derivatives	(27)	—	1	(28)	5		—	—	—	(33)	(0.02)
Acquisition integration costs and contingent consideration adjustments	32	—	(3)	35	50		—	—	—	(15)	(0.01)
Acquisition-related costs	21	—	—	21	1		—	—	—	20	0.02
Divestiture-related costs	1	—	—	1	—		—	—	—	1	—
Remeasurement of net monetary position	5	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Incremental costs due to war in Ukraine	143	—	—	143	(2)		—	—	—	145	0.11
Loss on debt extinguishment and related expenses	—	—	(129)	129	31		—	—	—	98	0.07
Loss on equity method investment transactions	—	—	—	—	—		(5)	—	—	5	—
Equity method investee items	—	—	—	—	(3)		—	1	—	2	—

Adjusted (Non-GAAP)	$1,378	$(33)	$34	$1,377	$319	23.2%	$—	$(116)	$6	$1,168	$0.84
Net earnings from divestiture - Argentina business	(2)	—	—	(2)	(1)		—	—	—	(1)	—
Net earnings from divestiture - KHC license	1	—	—	1	1		—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	7	—	(7)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	2	—	(2)	—

Adjusted (Non-GAAP) - As Recast	$1,377	$(33)	$34	$1,376	$319	23.2%	$—	$(107)	$6	$1,158	$0.83

Currency										84	0.06

Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,242	$0.89

Diluted Average Shares Outstanding											1,398

	For the Three Months Ended March 31, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,283	$(44)	$218	$1,109	$212	19.1%	$7	$(78)	$7	$961	$0.68
Simplify to Grow Program	122	—	—	122	31		—	—	—	91	0.07
Mark-to-market (gains)/losses from derivatives	(118)	—	(1)	(117)	(22)		—	—	—	(95)	(0.07)
Acquisition integration costs and contingent consideration adjustments	1	—	—	1	—		—	—	—	1	—
Acquisition-related costs	7	—	—	7	1		—	—	—	6	0.01
Net earnings from divestitures	—	—	—	—	(3)		—	14	—	(11)	(0.01)
Gain on acquisition	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Remeasurement of net monetary position	5	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	1	—	(3)	4	1		—	—	—	3	—
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(4)		—	—	—	4	—
Loss on equity method investment transactions	—	—	—	—	—		(7)	—	—	7	—
Equity method investee items	—	—	—	—	2		—	(57)	—	55	0.04

Adjusted (Non-GAAP)	$1,292	$(44)	$77	$1,259	$250	19.9%	$—	$(121)	$7	$1,123	$0.79
Net earnings from divestiture - Argentina business	(1)	—	—	(1)	—		—	—	—	(1)	—
Net earnings from divestiture - KHC license	—	—	—	—	—		—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	2	—	(2)	—
Change in equity method investee items	—	—	—	—	—		—	7	—	(7)	(0.01)

Adjusted (Non-GAAP) - As Recast	$1,291	$(44)	$77	$1,258	$250	19.9%	$—	$(112)	$7	$1,113	$0.78

Diluted Average Shares Outstanding											1,422

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 4.d

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$4,653	$(163)	$447	$4,369	$1,190	27.2%	$(742)	$(393)	$14	$4,300	$3.04
Simplify to Grow Program	319	(2)	—	321	83		—	—	—	238	0.17
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(279)	—	(4)	(275)	(44)		2	—	—	(233)	(0.17)
Acquisition integration costs and contingent consideration adjustments	(40)	—	—	(40)	(12)		—	—	—	(28)	(0.02)
Acquisition-related costs	25	—	—	25	4		—	—	—	21	0.01
Divestiture-related costs	22	—	—	22	8		—	—	—	14	0.01
Net earnings from divestitures	(5)	—	—	(5)	(9)		—	29	—	(25)	(0.02)
Net gain on acquisition and divestitures	(8)	—	—	(8)	(3)		—	—	—	(5)	—
Remeasurement of net monetary position	13	—	—	13	—		—	—	—	13	0.01
Impact from pension participation changes	48	17	(11)	42	8		—	—	—	34	0.02
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(100)		—	—	—	100	0.07
Gain on equity method investment transactions	—	—	—	—	(184)		740	—	—	(556)	(0.39)
Equity method investee items	—	—	—	—	4		—	(68)	—	64	0.05

Adjusted (Non-GAAP)	$4,775	$(148)	$297	$4,626	$986	21.3%	$—	$(432)	$14	$4,058	$2.87
Net earnings from divestiture - Argentina business	(10)	—	—	(10)	(3)		—	—	—	(7)	—
Net earnings from divestiture - KHC license	—	—	—	—			—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	24	—	(24)	(0.02)
Change in equity method investee items	—	—	—	—	—		—	7	—	(7)	—

Adjusted (Non-GAAP) - As Recast	$4,765	$(148)	$297	$4,616	$983	21.3%	$—	$(401)	$14	$4,020	$2.85

Currency										(118)	(0.09)

Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,902	$2.76

Diluted Average Shares Outstanding											1,413

	For the Twelve Months Ended December 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,853	$(138)	$608	$3,383	$1,224	36.2%	$(989)	$(421)	$14	$3,555	$2.47
Simplify to Grow Program	360	(3)	—	363	81		—	—	—	282	0.20
Intangible asset impairment charges	144	—	—	144	33		—	—	—	111	0.08
Mark-to-market (gains)/losses from derivatives	(16)	—	3	(19)	(8)		—	—	—	(11)	(0.01)
Acquisition integration costs	4	—	—	4	2		—	—	—	2	—
Acquisition-related costs	15	—	—	15	—		—	—	—	15	0.01
Divestiture-related costs	4	—	—	4	—		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(26)		—	117	—	(91)	(0.07)
Costs associated with JDE Peet’s transaction	48	—	—	48	(250)		—	—	—	298	0.20
Remeasurement of net monetary position	9	—	—	9	—		—	—	—	9	0.01
Impact from pension participation changes	—	—	(11)	11	2		—	—	—	9	0.01
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Initial impacts from enacted tax law changes	—	—	—	—	(36)		—	—	—	36	0.02
Gain on equity method investment transactions	—	—	—	—	(202)		989	—	—	(787)	(0.55)
Equity method investee items	—	—	—	—	4		—	(80)	—	76	0.06

Adjusted (Non-GAAP)	$4,401	$(141)	$340	$4,202	$878	20.9%	$—	$(384)	$14	$3,694	$2.56

Net earnings from divestiture - Argentina business	(2)	—	—	(2)	—		—	—	—	(2)	—
Net earnings from divestiture - KHC license	—	—	—	—	—		—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	18	—	(18)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	8	—	(8)	(0.01)

Adjusted (Non-GAAP) - As Recast	$4,399	$(141)	$340	$4,200	$878	20.9%	$—	$(358)	$14	$3,666	$2.54

Diluted Average Shares Outstanding											1,441

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 4.e

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,204	$(28)	$89	$1,143	$238	20.8%	$3	$(103)	$2	$1,003	$0.71
Simplify to Grow Program	(62)	(1)	—	(61)	(15)		—	—	—	(46)	(0.03)
Mark-to-market (gains)/losses from derivatives	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Acquisition integration costs and contingent consideration adjustments	14	—	—	14	2		—	—	—	12	0.01
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Divestiture-related costs	22	—	—	22	8		—	—	—	14	0.01
Loss on divestiture	1	—	—	1	(1)		—	—	—	2	—
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	1	—	(3)	4	—		—	—	—	4	—
Initial impacts from enacted tax law changes	—	—	—	—	(5)		—	—	—	5	—
Loss on equity method investment transactions	—	—	—	—	—		(3)	—	—	3	—
Equity method investee items	—	—	—	—	1		—	(11)	—	10	0.01

Adjusted (Non-GAAP)	$1,175	$(29)	$86	$1,118	$226	20.2%	$—	$(114)	$2	$1,004	$0.71
Net earnings from divestiture - Argentina business	(4)	—	—	(4)	(1)		—	—	—	(3)	—
Net earnings from divestiture - KHC license	—	—	—	—	—		—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	7	—	(7)	—
Change in equity method investee items	—	—	—	—	—		—	1	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,171	$(29)	$86	$1,114	$225	20.2%	$—	$(106)	$2	$993	$0.71

Currency										13	0.01

Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,006	$0.72

Diluted Average Shares Outstanding											1,405

	For the Three Months Ended December 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,149	$(36)	$244	$941	$344	36.6%	$(452)	$(110)	$3	$1,156	$0.80
Simplify to Grow Program	112	1	—	111	26		—	—	—	85	0.06
Mark-to-market (gains)/losses from derivatives	(58)	—	(1)	(57)	(13)		—	—	—	(44)	(0.03)
Acquisition integration costs	2	—	—	2	2		—	—	—	—	—
Net earnings from divestitures	—	—	—	—	(6)		—	27	—	(21)	(0.01)
Costs associated with JDE Peet’s transaction	—	—	—	—	11		—	—	—	(11)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(2)	2	—		—	—	—	2	—
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Initial impacts from enacted tax law changes	—	—	—	—	(6)		—	—	—	6	—
Gain on equity method investment transactions	—	—	—	—	(108)		452	—	—	(344)	(0.24)
Equity method investee items	—	—	—	—	—		—	(14)	—	14	0.01
Rounding	1	—	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP)	$1,188	$(35)	$84	$1,139	$280	24.6%	$—	$(97)	$3	$953	$0.66
Net earnings from divestiture - Argentina business	—	—	—	—	1		—	—	—	(1)	—
Net earnings from divestiture - KHC license	1	—	—	1	1		—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	4	—	(4)	—
Change in equity method investee items	—	—	—	—	—		—	1	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,189	$(35)	$84	$1,140	$282	24.7%	$—	$(92)	$3	$947	$0.66

Diluted Average Shares Outstanding											1,439

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 4.f

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,294	$(37)	$82	$1,249	$342	27.4%	$(250)	$(105)	$4	$1,258	$0.89
Simplify to Grow Program	127	—	—	127	32		—	—	—	95	0.06
Mark-to-market (gains)/losses from derivatives	(132)	—	—	(132)	(24)		2	—	—	(110)	(0.08)
Acquisition integration costs and contingent consideration adjustments	(57)	—	—	(57)	(15)		—	—	—	(42)	(0.03)
Net earnings from divestitures	(3)	—	—	(3)	(3)		—	5	—	(5)	—
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	2	3	(2)	1	—		—	—	—	1	—
Initial impacts from enacted tax law changes	—	—	—	—	4		—	—	—	(4)	—
Gain on equity method investment transactions	—	—	—	—	(59)		248	—	—	(189)	(0.13)
Equity method investee items	—	—	—	—	—		—	5	—	(5)	—

Adjusted (Non-GAAP)	$1,233	$(34)	$80	$1,187	$277	23.3%	$—	$(95)	$4	$1,001	$0.71
Net earnings from divestiture - Argentina business	(3)	—	—	(3)	(1)		—	—	—	(2)	—
Net earnings from divestiture - KHC license	—	—	—	—			—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	8	—	(8)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	(1)	—	1	—

Adjusted (Non-GAAP) - As Recast	$1,230	$(34)	$80	$1,184	$276	23.3%	$—	$(88)	$4	$992	$0.70

Currency										(23)	(0.01)

Adjusted @ Constant FX (Non-GAAP) - As Recast										$969	$0.69

Diluted Average Shares Outstanding											1,408

	For the Three Months Ended September 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,135	$(38)	$89	$1,084	$391	36.1%	$(345)	$(84)	$3	$1,119	$0.78
Simplify to Grow Program	114	—	—	114	22		—	—	—	92	0.06
Intangible asset impairment charges	54	—	—	54	12		—	—	—	42	0.03
Mark-to-market (gains)/losses from derivatives	(145)	—	3	(148)	(27)		—	—	—	(121)	(0.08)
Acquisition-related costs	—	—	—	—	(3)		—	—	—	3	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	—	—	—	—	(10)		—	28	—	(18)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	(30)		—	—	—	30	0.02
Gain on equity method investment transactions	—	—	—	—	(77)		345	—	—	(268)	(0.19)
Equity method investee items	—	—	—	—	—		—	(34)	—	34	0.03
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,165	$(38)	$89	$1,114	$279	25.0%	$—	$(90)	$3	$922	$0.64
Net earnings from divestiture - Argentina business	(2)	—	—	(2)	(1)		—	—	—	(1)	—
Net earnings from divestiture - KHC license	—	—	—	—			—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	3	—	(3)	—
Change in equity method investee items	—	—	—	—	—		—	5	—	(5)	(0.01)

Adjusted (Non-GAAP) - As Recast	$1,163	$(38)	$89	$1,112	$278	25.0%	$—	$(82)	$3	$913	$0.63

Diluted Average Shares Outstanding											1,442

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 4.g

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$872	$(54)	$58	$868	$398	45.9%	$(502)	$(107)	$1	$1,078	$0.76
Simplify to Grow Program	132	(1)	—	133	35		—	—	—	98	0.07
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(20)	—	(3)	(17)	4		—	—	—	(21)	(0.02)
Acquisition integration costs and contingent consideration adjustments	2	—	—	2	1		—	—	—	1	—
Acquisition-related costs	17	—	—	17	3		—	—	—	14	0.01
Net earnings from divestitures	(2)	—	—	(2)	(3)		—	10	—	(9)	—
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	44	14	(3)	33	7		—	—	—	26	0.02
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(95)		—	—	—	95	0.07
Gain on equity method investment transactions	—	—	—	—	(125)		502	—	—	(377)	(0.27)
Equity method investee items	—	—	—	—	1		—	(5)	—	4	—

Adjusted (Non-GAAP)	$1,075	$(41)	$54	$1,062	$233	21.9%	$—	$(102)	$1	$930	$0.66
Net earnings from divestiture - Argentina business	(2)	—	—	(2)	(1)		—	—	—	(1)	—
Net earnings from divestiture - KHC license	—	—	—	—	—		—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	7	—	(7)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$1,073	$(41)	$54	$1,060	$232	21.9%	$—	$(95)	$1	$922	$0.65

Currency										(58)	(0.04)

Adjusted @ Constant FX (Non-GAAP) - As Recast										$864	$0.61

Diluted Average Shares Outstanding											1,416

	For the Three Months Ended June 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$713	$(31)	$85	$659	$341	51.7%	$(121)	$(106)	$1	$544	$0.38
Simplify to Grow Program	76	(4)	—	80	20		—	—	—	60	0.04
Intangible asset impairment charges	90	—	—	90	21		—	—	—	69	0.05
Mark-to-market (gains)/losses from derivatives	2	—	—	2	—		—	—	—	2	—
Acquisition integration costs	2	—	—	2	—		—	—	—	2	—
Acquisition-related costs	10	—	—	10	2		—	—	—	8	0.01
Divestiture-related costs	(2)	—	—	(2)	—		—	—	—	(2)	—
Net earnings from divestitures	—	—	—	—	(2)		—	22	—	(20)	(0.02)
Costs associated with JDE Peet’s transaction	48	—	—	48	(261)		—	—	—	309	0.21
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	—	—	(3)	3	—		—	—	—	3	—
Gain on equity method investment transactions	—	—	—	—	—		121	—	—	(121)	(0.08)
Equity method investee items	—	—	—	—	4		—	(17)	—	13	0.01

Adjusted (Non-GAAP)	$942	$(35)	$82	$895	$125	14.0%	$—	$(101)	$1	$870	$0.60
Net earnings from divestiture - Argentina business	1	—	—	1	(1)		—	—	—	2	—
Net earnings from divestiture - KHC license	—	—	—	—	(2)		—	—	—	2	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	6	—	(6)	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$943	$(35)	$82	$896	$122	13.6%	$—	$(95)	$1	$868	$0.60

Diluted Average Shares Outstanding											1,439

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 4.h

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,283	$(44)	$218	$1,109	$212	19.1%	$7	$(78)	$7	$961	$0.68
Simplify to Grow Program	122	—	—	122	31		—	—	—	91	0.07
Mark-to-market (gains)/losses from derivatives	(118)	—	(1)	(117)	(22)		—	—	—	(95)	(0.07)
Acquisition integration costs and contingent consideration adjustments	1	—	—	1	—		—	—	—	1	—
Acquisition-related costs	7	—	—	7	1		—	—	—	6	0.01
Gain on acquisition	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Net earnings from divestitures	—	—	—	—	(3)		—	14	—	(11)	(0.01)
Remeasurement of net monetary position	5	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	1	—	(3)	4	1		—	—	—	3	—
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(4)		—	—	—	4	—
Loss on equity method investment transactions	—	—	—	—	—		(7)	—	—	7	—
Equity method investee items	—	—	—	—	2		—	(57)	—	55	0.04

Adjusted (Non-GAAP)	$1,292	$(44)	$77	$1,259	$250	19.9%	$—	$(121)	$7	$1,123	$0.79
Net earnings from divestiture - Argentina business	(1)	—	—	(1)	—		—	—	—	(1)	—
Net earnings from divestiture - KHC license	—	—	—	—	—		—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	2	—	(2)	—
Change in equity method investee items	—	—	—	—	—		—	7	—	(7)	(0.01)

Adjusted (Non-GAAP) - As Recast	$1,291	$(44)	$77	$1,258	$250	19.9%	$—	$(112)	$7	$1,113	$0.78

Currency										(50)	(0.03)

Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,063	$0.75

Diluted Average Shares Outstanding											1,422

	For the Three Months Ended March 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$856	$(33)	$190	$699	$148	21.2%	$(71)	$(121)	$7	$736	$0.51
Simplify to Grow Program	58	—	—	58	13		—	—	—	45	0.03
Mark-to-market (gains)/losses from derivatives	185	—	1	184	32		—	—	—	152	0.11
Acquisition-related costs	5	—	—	5	1		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(8)		—	40	—	(32)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Gain on equity method investment transactions	—	—	—	—	(17)		71	—	—	(54)	(0.04)
Equity method investee items	—	—	—	—	—		—	(15)	—	15	0.01

Adjusted (Non-GAAP)	$1,106	$(33)	$85	$1,054	$194	18.4%	$—	$(96)	$7	$949	$0.66
Net earnings from divestiture - Argentina business	(1)	—	—	(1)	1		—	—	—	(2)	—
Net earnings from divestiture - KHC license	(1)	—	—	(1)	1		—	—	—	(2)	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	5	—	(5)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	2	—	(2)	—

Adjusted (Non-GAAP) - As Recast	$1,104	$(33)	$85	$1,052	$196	18.6%	$—	$(89)	$7	$938	$0.65

Diluted Average Shares Outstanding											1,445

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 4.i

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,853	$(138)	$608	$3,383	$1,224	36.2%	$(989)	$(421)	$14	$3,555	$2.47
Simplify to Grow Program	360	(3)	—	363	81		—	—	—	282	0.20
Intangible asset impairment charges	144	—	—	144	33		—	—	—	111	0.08
Mark-to-market (gains)/losses from derivatives	(16)	—	3	(19)	(8)		—	—	—	(11)	(0.01)
Acquisition integration costs	4	—	—	4	2		—	—	—	2	—
Acquisition-related costs	15	—	—	15	—		—	—	—	15	0.01
Divestiture-related costs	4	—	—	4	—		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(26)		—	117	—	(91)	(0.07)
Costs associated with JDE Peet’s transaction	48	—	—	48	(250)		—	—	—	298	0.20
Remeasurement of net monetary position	9	—	—	9	—		—	—	—	9	0.01
Impact from pension participation changes	—	—	(11)	11	2		—	—	—	9	0.01
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Initial impacts from enacted tax law changes	—	—	—	—	(36)		—	—	—	36	0.02
Gain on equity method investment transactions	—	—	—	—	(202)		989	—	—	(787)	(0.55)
Equity method investee items	—	—	—	—	4		—	(80)	—	76	0.06

Adjusted (Non-GAAP)	$4,401	$(141)	$340	$4,202	$878	20.9%	$—	$(384)	$14	$3,694	$2.56
Net earnings from divestiture - Argentina business	(2)	—	—	(2)	—		—	—	—	(2)	—
Net earnings from divestiture - KHC license	—	—	—	—	—		—	—	—	—	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	18	—	(18)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	8	—	(8)	(0.01)

Adjusted (Non-GAAP) - As Recast	$4,399	$(141)	$340	$4,200	$878	20.9%	$—	$(358)	$14	$3,666	$2.54

Currency										49	0.04

Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,715	$2.58

Diluted Average Shares Outstanding											1,441

	For the Twelve Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,843	$(60)	$456	$3,447	$2	0.1%	$2	$(501)	$15	$3,929	$2.69
Simplify to Grow Program	442	(6)	—	448	103		—	—	—	345	0.24
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(91)	—	(1)	(90)	(19)		—	—	—	(71)	(0.05)
Acquisition-related costs	3	—	—	3	1		—	—	—	2	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	(9)	—	—	(9)	(23)		—	130	—	(116)	(0.08)
Gain on divestitures	(44)	—	—	(44)	(3)		—	—	—	(41)	(0.03)
Remeasurement of net monetary position	(4)	—	—	(4)	—		—	—	—	(4)	—
Impact from pension participation changes	(35)	—	(6)	(29)	(8)		—	—	—	(21)	(0.02)
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.05
CEO transition remuneration	9	—	—	9	—		—	—	—	9	0.01
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Initial impacts from enacted tax law changes	2	—	—	2	754		—	—	—	(752)	(0.52)
Loss on equity method investment transactions	—	—	—	—	(6)		(2)	—	—	8	0.01
Equity method investee items	—	—	—	—	3		—	17	—	(20)	(0.01)

Adjusted (Non-GAAP)	$4,264	$(66)	$338	$3,992	$839	21.0%	$—	$(354)	$15	$3,492	$2.40
Net earnings from divestiture - Argentina business	(5)	—	—	(5)	(2)		—	—	—	(3)	—
Net earnings from divestiture - KHC license	(2)	—	—	(2)	(1)		—	—	—	(1)	—
Net earnings from divestiture - JDEP	—	—	—	—	—		—	29	—	(29)	(0.02)
Change in equity method investee items	—	—	—	—	—		—	(5)	—	5	—

Adjusted (Non-GAAP) - As Recast	$4,257	$(66)	$338	$3,985	$836	21.0%	$—	$(330)	$15	$3,464	$2.38

Diluted Average Shares Outstanding											1,458

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 5.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Six Months Ended June 30,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.15	$1.44	$(0.29)	(20.1)%
Simplify to Grow Program	0.03	0.13	(0.10)
Intangible asset impairment charges	0.04	0.02	0.02
Mark-to-market (gains)/losses from derivatives	0.06	(0.08)	0.14
Acquisition integration costs and contingent consideration adjustments	0.02	—	0.02
Acquisition-related costs	0.02	0.01	0.01
Net earnings from divestitures	—	(0.01)	0.01
Remeasurement of net monetary position	0.01	—	0.01
Impact from pension participation changes	—	0.02	(0.02)
Incremental costs due to war in Ukraine	0.09	—	0.09
Loss on debt extinguishment and related expenses	0.07	0.07	—
Initial impacts from enacted tax law changes	0.01	0.07	(0.06)
(Gain)/loss on equity method investment transactions	0.01	(0.26)	0.27
Equity method investee items	(0.01)	0.04	(0.05)

Adjusted EPS (Non-GAAP)	$1.50	$1.45	$0.05	3.4%
Net earnings from divestiture - Argentina business	—	—	—
Net earnings from divestiture - KHC license	—	—	—
Net earnings from divestiture - JDEP	(0.01)	(0.01)	—
Change in equity method investee items	—	(0.01)	0.01

Adjusted EPS (Non-GAAP) - As Recast	$1.49	$1.43	$0.06	4.2%
Impact of unfavorable currency	0.11	—	0.11

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$1.60	$1.43	$0.17	11.9%

Schedule 5.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.54	$0.76	$(0.22)	(28.9)%
Simplify to Grow Program	0.01	0.07	(0.06)
Intangible asset impairment charges	—	0.02	(0.02)
Mark-to-market (gains)/losses from derivatives	0.08	(0.02)	0.10
Acquisition integration costs and contingent consideration adjustments	0.03	—	0.03
Acquisition-related costs	—	0.01	(0.01)
Remeasurement of net monetary position	0.01	—	0.01
Impact from pension participation changes	—	0.02	(0.02)
Incremental costs due to war in Ukraine	(0.01)	—	(0.01)
Initial impacts from enacted tax law changes	0.01	0.07	(0.06)
(Gain)/loss on equity method investment transactions	0.01	(0.27)	0.28
Equity method investee items	(0.01)	—	(0.01)

Adjusted EPS (Non-GAAP)	$0.67	$0.66	$0.01	1.5%
Net earnings from divestiture - Argentina business	—	—	—
Net earnings from divestiture - KHC license	—	—	—
Net earnings from divestiture - JDEP	(0.01)	(0.01)	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.66	$0.65	$0.01	1.5%
Impact of unfavorable currency	0.05	—	0.05

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.71	$0.65	$0.06	9.2%

Schedule 5.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.61	$0.68	$(0.07)	(10.3)%
Simplify to Grow Program	0.02	0.07	(0.05)
Intangible asset impairment charges	0.04	—	0.04
Mark-to-market (gains)/losses from derivatives	(0.02)	(0.07)	0.05
Acquisition integration costs and contingent consideration adjustments	(0.01)	—	(0.01)
Acquisition-related costs	0.02	0.01	0.01
Net earnings from divestitures	—	(0.01)	0.01
Incremental costs due to war in Ukraine	0.11	—	0.11
Loss on debt extinguishment and related expenses	0.07	0.07	—
Equity method investee items	—	0.04	(0.04)

Adjusted EPS (Non-GAAP)	$0.84	$0.79	$0.05	6.3%
Net earnings from divestiture - Argentina business	—	—	—
Net earnings from divestiture - KHC license	—	—	—
Net earnings from divestiture - JDEP	(0.01)	—	(0.01)
Change in equity method investee items	—	(0.01)	0.01

Adjusted EPS (Non-GAAP) - As Recast	$0.83	$0.78	$0.05	6.4%
Impact of unfavorable currency	0.06	—	0.06

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.89	$0.78	$0.11	14.1%

Schedule 5.d

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$3.04	$2.47	$0.57	23.1%
Simplify to Grow Program	0.17	0.20	(0.03)
Intangible asset impairment charges	0.02	0.08	(0.06)
Mark-to-market (gains)/losses from derivatives	(0.17)	(0.01)	(0.16)
Acquisition integration costs and contingent consideration adjustments	(0.02)	—	(0.02)
Acquisition-related costs	0.01	0.01	—
Divestiture-related costs	0.01	—	0.01
Net earnings from divestitures	(0.02)	(0.07)	0.05
Costs associated with JDE Peet’s transaction	—	0.20	(0.20)
Remeasurement of net monetary position	0.01	0.01	—
Impact from pension participation changes	0.02	0.01	0.01
Impact from resolution of tax matters	—	(0.02)	0.02
Loss related to interest rate swaps	—	0.05	(0.05)
Loss on debt extinguishment and related expenses	0.07	0.10	(0.03)
Initial impacts from enacted tax law changes	0.07	0.02	0.05
Gain on equity method investment transactions	(0.39)	(0.55)	0.16
Equity method investee items	0.05	0.06	(0.01)

Adjusted EPS (Non-GAAP)	$2.87	$2.56	$0.31	12.1%
Net earnings from divestiture - Argentina business	—	—	—
Net earnings from divestiture - KHC license	—	—	—
Net earnings from divestiture - JDEP	(0.02)	(0.01)	(0.01)
Change in equity method investee items	—	(0.01)	0.01

Adjusted EPS (Non-GAAP) - As Recast	$2.85	$2.54	$0.31	12.2%
Impact of favorable currency	(0.09)	—	(0.09)

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.76	$2.54	$0.22	8.7%

Schedule 5.e

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended December 31,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.71	$0.80	$(0.09)	(11.3)%
Simplify to Grow Program	(0.03)	0.06	(0.09)
Mark-to-market (gains)/losses from derivatives	—	(0.03)	0.03
Acquisition integration costs and contingent consideration adjustments	0.01	—	0.01
Divestiture-related costs	0.01	—	0.01
Net earnings from divestitures	—	(0.01)	0.01
Costs associated with JDE Peet’s transaction	—	(0.01)	0.01
Impact from resolution of tax matters	—	(0.02)	0.02
Loss on debt extinguishment and related expenses	—	0.10	(0.10)
Gain on equity method investment transactions	—	(0.24)	0.24
Equity method investee items	0.01	0.01	—

Adjusted EPS (Non-GAAP)	$0.71	$0.66	$0.05	7.6%
Net earnings from divestiture - Argentina business	—	—	—
Net earnings from divestiture - KHC license	—	—	—
Net earnings from divestiture - JDEP	—	—	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.71	$0.66	$0.05	7.6%
Impact of unfavorable currency	0.01	—	0.01

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.72	$0.66	$0.06	9.1%

Schedule 5.f

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended September 30,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.89	$0.78	$0.11	14.1%
Simplify to Grow Program	0.06	0.06	—
Intangible asset impairment charges	—	0.03	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.08)	(0.08)	—
Acquisition integration costs and contingent consideration adjustments	(0.03)	—	(0.03)
Net earnings from divestitures	—	(0.01)	0.01
Initial impacts from enacted tax law changes	—	0.02	(0.02)
Gain on equity method investment transactions	(0.13)	(0.19)	0.06
Equity method investee items	—	0.03	(0.03)

Adjusted EPS (Non-GAAP)	$0.71	$0.64	$0.07	10.9%
Net earnings from divestiture - Argentina business	—	—	—
Net earnings from divestiture - KHC license	—	—	—
Net earnings from divestiture - JDEP	(0.01)	—	(0.01)
Change in equity method investee items	—	(0.01)	0.01

Adjusted EPS (Non-GAAP) - As Recast	$0.70	$0.63	$0.07	11.1%
Impact of favorable currency	(0.01)	—	(0.01)

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.69	$0.63	$0.06	9.5%

Schedule 5.g

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.76	$0.38	$0.38	100.0%
Simplify to Grow Program	0.07	0.04	0.03
Intangible asset impairment charges	0.02	0.05	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.02)	—	(0.02)
Acquisition-related costs	0.01	0.01	—
Net earnings from divestitures	—	(0.02)	0.02
Costs associated with JDE Peet’s transaction	—	0.21	(0.21)
Impact from pension participation changes	0.02	—	0.02
Initial impacts from enacted tax law changes	0.07	—	0.07
Gain on equity method investment transactions	(0.27)	(0.08)	(0.19)
Equity method investee items	—	0.01	(0.01)

Adjusted EPS (Non-GAAP)	$0.66	$0.60	$0.06	10.0%
Net earnings from divestiture - Argentina business	—	—	—
Net earnings from divestiture - KHC license	—	—	—
Net earnings from divestiture - JDEP	(0.01)	—	(0.01)
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.65	$0.60	$0.05	8.3%
Impact of favorable currency	(0.04)	—	(0.04)

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.61	$0.60	$0.01	1.7%

Schedule 5.h

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.68	$0.51	$0.17	33.3%
Simplify to Grow Program	0.07	0.03	0.04
Mark-to-market (gains)/losses from derivatives	(0.07)	0.11	(0.18)
Acquisition-related costs	0.01	—	0.01
Net earnings from divestitures	(0.01)	(0.01)	—
Loss related to interest rate swaps	—	0.05	(0.05)
Loss on debt extinguishment and related expenses	0.07	—	0.07
Gain on equity method investment transactions	—	(0.04)	0.04
Equity method investee items	0.04	0.01	0.03

Adjusted EPS (Non-GAAP)	$0.79	$0.66	$0.13	19.7%
Net earnings from divestiture - Argentina business	—	—	—
Net earnings from divestiture - KHC license	—	—	—
Net earnings from divestiture - JDEP	—	(0.01)	0.01
Change in equity method investee items	(0.01)	—	(0.01)

Adjusted EPS (Non-GAAP) - As Recast	$0.78	$0.65	$0.13	20.0%
Impact of favorable currency	(0.03)	—	(0.03)

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.75	$0.65	$0.10	15.4%

Schedule 5.i

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.47	$2.69	$(0.22)	(8.2)%
Simplify to Grow Program	0.20	0.24	(0.04)
Intangible asset impairment charges	0.08	0.03	0.05
Mark-to-market (gains)/losses from derivatives	(0.01)	(0.05)	0.04
Acquisition-related costs	0.01	—	0.01
Net earnings from divestitures	(0.07)	(0.08)	0.01
Gain on divestitures	—	(0.03)	0.03
Costs associated with JDE Peet’s transaction	0.20	—	0.20
Remeasurement of net monetary position	0.01	—	0.01
Impact from pension participation changes	0.01	(0.02)	0.03
Impact from resolution of tax matters	(0.02)	0.05	(0.07)
CEO transition remuneration	—	0.01	(0.01)
Loss related to interest rate swaps	0.05	0.08	(0.03)
Loss on debt extinguishment and related expenses	0.10	—	0.10
Initial impacts from enacted tax law changes	0.02	(0.52)	0.54
(Gain)/loss on equity method investment transactions	(0.55)	0.01	(0.56)
Equity method investee items	0.06	(0.01)	0.07

Adjusted EPS (Non-GAAP)	$2.56	$2.40	$0.16	6.7%
Net earnings from divestiture - Argentina business	—	—	—
Net earnings from divestiture - KHC license	—	—	—
Net earnings from divestiture - JDEP	(0.01)	(0.02)	0.01
Change in equity method investee items	(0.01)	—	(0.01)

Adjusted EPS (Non-GAAP) - As Recast	$2.54	$2.38	$0.16	6.7%
Impact of unfavorable currency	0.04	—	0.04

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.58	$2.38	$0.20	8.4%